ROCK OF AGES CORPORATION

560 GRANITEVILLE ROAD

GRANITEVILLE, VERMONT 05654

May 16, 2009

To our Stockholders:

                You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at our Visitors Center, located adjacent to the Rock of Ages Craftsman Center and main office at 558 Graniteville Road, Graniteville, Vermont 05654, on Thursday, June 25, 2009 at 10:30 a.m., local time.

                We encourage you to read the enclosed Notice of Annual Meeting and proxy statement carefully, as well as the enclosed 2008 Annual Report.  Additionally, the Proxy Statement and Annual Report to Stockholders can be found online at www.rockofages.com.

                Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people. We will provide informal tours of our quarry and manufacturing operations to shareholders who request them.

                We hope to see you at the annual meeting.  It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally.  Therefore, please sign, date and promptly return the enclosed proxy card(s) in the prepaid mailing envelope, or vote by proxy by telephone or through the Internet using the procedures set forth in the accompanying proxy statement and proxy card. If you attend the annual meeting, you may vote in person if you wish, even if you previously submitted a proxy.

                I look forward to seeing you on June 25th.

                                                                                      Sincerely,

                                                                                      Donald M. Labonte

                                                                                      President and Chief Executive Officer

ROCK OF AGES CORPORATION

560 Graniteville Road

Graniteville, Vermont 05654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 25, 2009

To the Stockholders of

Rock of Ages Corporation:

                Notice is hereby given that the 2009 Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at the Rock of Ages Visitors Center, 558 Graniteville Road, Graniteville, Vermont 05654, on Thursday, June 25, 2009 at 10:30 a.m., local time, for the following purposes:

1.	To elect two Class III directors, each for a three-year term expiring at the annual meeting of stockholders in 2012, and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the 2009 fiscal year;

3.	To vote upon the proposal to reincorporate the Company from the State of Delaware to the State of Vermont by merging the Company into its wholly owned Vermont subsidiary of the same name; and

4.	To transact any other business that may properly come before the annual meeting or any adjournment(s) thereof.

The close of business on April 28, 2009 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, whether in person or by proxy.

                                                                                                By Order of the Board of Directors

                                                                                                Richard C. Kimball

                                                                                                Secretary

                Your vote is important.  Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote by proxy in accordance with the voting instructions set forth in the accompanying proxy statement and proxy card(s).  Please note that separate proxy cards have been provided for Class A Common Stock and Class B Common Stock.  If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote by proxy in accordance with the voting instructions set forth in the accompanying proxy statement and proxy card(s), so that all of your shares are voted.  If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

ROCK OF AGES CORPORATION

PROXY STATEMENT

General

                We are furnishing this proxy statement in connection with the solicitation, by and on behalf of the Board of Directors of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Company's 2009 Annual Meeting of Stockholders, and at any adjournment(s) thereof.  The annual meeting will be held at the Rock of Ages Visitors Center, 558 Graniteville Road, Graniteville, Vermont, on Thursday, June 25, 2009 at 10:30 a.m., local time. The principal offices of the Company are located at 560 Graniteville Road, Graniteville, Vermont 05654.

                This proxy statement, the accompanying proxy card(s) and the Company's 2008 Annual Report are first being mailed to stockholders on or about May 16, 2009.

Record Date, Voting Securities, Quorum and Vote Required

                Only holders of record of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 28, 2009, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting.  On the record date, the Company had outstanding (i) 4,812,342 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,812,342 votes, and (ii) 2,603,721 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 26,037,210 votes. Accordingly, at the close of business on the record date, 7,416,063 shares of Common Stock were outstanding, representing a total of 30,849,552 votes.

                The presence at the annual meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business.  Shares held as of the record date by holders who are present or represented by proxy at the annual meeting but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the annual meeting will be counted as present for the purposes of establishing a quorum.  If a quorum is present at the meeting, the Class III directors will be elected by a plurality of the votes cast either in person or by proxy at the annual meeting (Proposal No. 1). Under our Amended and Restated By-Laws, ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the 2009 fiscal year (Proposal No. 2), will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by proxy at the meeting.  The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock entitled to vote at the meeting is required to approve the proposed reincorporation of the Company from the State of Delaware to the State of Vermont by merging the Company into its wholly owned Vermont subsidiary of the same name (Proposal No. 3).

Shares represented by proxies that are marked "WITHHELD" with regard to any or all of the nominees for election as a director (Proposal No. 1) will be excluded entirely from the vote on such nominee(s) and thus will have no effect on the outcome of the vote. Shares represented by proxies which are marked "ABSTAIN" will have the effect of a negative vote with regard to the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2009 (Proposal No. 2), and with regard to the proposed reincorporation of the Company from the State of Delaware to the State of Vermont (Proposal No. 3).

A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.  Brokers holding your shares in their name will be permitted to vote those shares with respect to the election of directors (Proposal No. 1) and the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009 (Proposal No. 2) without instruction from you, and, accordingly, broker non-votes will not occur with respect to either of Proposal No. 1 or Proposal No. 2.  Brokers holding your shares in their name will not be permitted to vote those shares with respect to the reincorporation of the Company in Vermont (Proposal No. 3) without specific instruction from you and therefore, a broker non-vote may occur with respect to Proposal No. 3 if no such instruction is given.  A broker non-vote with respect to Proposal No. 3 will have the same effect as a vote against that proposal.

Voting

Voting Your Proxy

                 You may vote in person at the annual meeting or by proxy.  We recommend you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the meeting.

                If you sign and return your proxy cards(s) to us in time for it to be voted at the annual meeting, one of the individuals named as your proxy will vote your shares as you have directed on the proxy card(s).  If you sign and timely return your proxy card(s) but no indication is given as to how to vote your shares as to one or all of the proposals to be voted on at the annual meeting, your shares will be voted FOR any proposal as to which you have given no indication as to how to vote.

                The Board of Directors knows of no matters, other than Proposal Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Stockholders, and we have not received notice of any such other matter as required by our Amended and Restated By-Laws, in order to be presented at the annual meeting.  If any other matter is properly presented at the annual meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

How to Vote by Proxy

                You may vote by proxy by completing, signing, dating and returning your proxy card(s) in the enclosed envelope.  If your shares are held in "street name" through a broker, you should provide written instructions to your broker on how to vote your shares.  As noted above, if you do not provide your broker with instructions on how to vote your shares, it is possible that your shares will not be voted in the same manner that you would have voted if you had provided instructions. To ensure that your broker receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed.

                You may also vote by proxy through the Internet at www.voteproxy.com (by following the on-screen instructions) or by telephone by calling toll-free 1-800-PROXIES from any touch-tone telephone and following the instructions.  You should have your proxy card(s) available when you access the web page or call.  You may also wish to check the voting form used by the firm that holds your shares to see if it offers telephone or Internet voting.

Changing Your Vote or Revoking Your Proxy

                You may change your vote or revoke your proxy at any time before the proxy is exercised.  If you submitted your proxy card(s) by mail, you must (i) file with the Secretary of the Company or other designee of the Company, at or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy you previously submitted or (ii) duly execute a later dated proxy relating to the same shares and deliver it to the Secretary of the Company or other designee before the taking of the vote at the annual meeting.  If you voted by proxy electronically through the Internet or by telephone as described above, you may simply vote again at a later date using the same procedures, in which case the later submitted proxy will be recorded and the earlier vote revoked.  Attendance at the annual meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary of the Company before the proxy is exercised or you vote by written ballot at the annual meeting.  If you hold your shares through a broker, bank or other nominee in "street name," you will need to contact them or follow the instructions in the voting instruction form used by the firm that holds your shares to revoke your proxy.

Voting in Person

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the annual meeting a "legal proxy" authorizing you to vote your "street name" shares held as of the record date.  Directions to the annual meeting can be found by going to www.rockofages.com.

Proxy Solicitation and Expenses

All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this proxy statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. In addition to solicitation by mail, certain directors, officers and regular employees of the Company, who will not receive additional compensation for solicitation, may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

Delivery of Proxy Materials and Annual Report to Households

                Applicable rules of the Securities and Exchange Commission permit companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is known as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of the Company's 2008 Annual Report and this proxy statement. If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

                Beneficial owners who reside at a shared address at which a single copy of the Company's 2008 Annual Report and this proxy statement is delivered may obtain a separate copy of the Company's 2008 Annual Report and/or this proxy statement without charge by sending a written request to Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654, Attention:  Investor Relations, or by calling the Company at (800) 875-7353.  The Company will promptly deliver a copy of its 2008 Annual Report and/or this proxy statement upon request.

                Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding.  If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, banker or other intermediary directly.  Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

                In accordance with our amended and restated certificate of incorporation, the members of the Board of Directors are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election and until their successors are duly elected and qualified. Our amended and restated certificate of incorporation also provides that the number of directors shall be fixed from time to time by a majority of the Board of Directors and that each class of directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Currently, the total number of directorships has been fixed at seven members, allocated among the three classes as follows:  two directors in Class I; three directors in Class II and two directors in Class III. There are currently serving two directors in Class I; three directors in Class II; and two directors in Class III. The term of office of the current Class III directors expires at the annual meeting.  The Class I and Class II directors are serving terms that expire at the annual meeting of stockholders in 2010 and 2011, respectively.

                Kurt M. Swenson and Richard C. Kimball, the two Class III directors whose terms are expiring at the annual meeting, were recommended by our Corporate Governance and Nominating Committee, and nominated by the Board of Directors for election at the annual meeting for a three-year term of office expiring at the annual meeting of stockholders in 2012 and until their successors are duly elected and qualified. Mr. Swenson and Mr. Kimball abstained from each of these votes.

                THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTORS.  UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS CLASS III DIRECTORS.

                Stockholders may not cumulate their votes in the election of directors.  Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all of the nominees for directors.  If either nominee becomes unavailable for any reason, then the shares represented by a duly executed and timely returned proxy will be voted FOR the other listed nominee and for such other nominee as may be designated by the Board of Directors as replacement for the nominee who became unavailable.  Discretionary authority to do so is included in the proxies.  Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

                The following table sets forth the names, ages and, if applicable, position with the Company, of the persons who have been nominated for election as Class III directors at the annual meeting, and the other current directors of the Company.  Mr. Swenson and Mr. Kimball are incumbent directors.

NAME	AGE	TITLE

Nominees for Class III Directors

(For Terms Expiring at the 2012 Annual Meeting)

Richard C. Kimball (3)	68	Vice Chairman, Secretary and Director

Kurt M. Swenson	64	Chairman of the Board

Continuing Class I Directors (Terms Expiring at 2010 Annual Meeting)

James L. Fox (2)	57	Director

Charles M. Waite (3)	76	Director

Continuing Class II Directors (Terms Expiring at 2011 Annual Meeting)

Pamela G. Sheiffer (1)	63	Director

Frederick E. Webster Jr. (1)	71	Director

Donald M. Labonte	47	President, Chief Executive Officer and Director
(1)	Member of the Corporate Governance and Nominating Committee and the Compensation Committee.

(2)	Member of the Audit Committee and the Corporate Governance and Nominating Committee.

(3)	Member of the Audit Committee and the Compensation Committee.

Certain additional information concerning the directors and nominees for director is set forth below.  Other than Swenson Granite Company LLC ("Swenson LLC"), which could be considered an affiliate of the Company, and Rock of Ages Canada, Inc., a wholly-owned subsidiary of the Company, none of the corporations or organizations referred to below with which a director or nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Directors and Nominees for Election

James L. Fox, age 57, has been a director of the Company since October 1997. Since January 2007, he has been President and Chief Executive Officer, and from October 2005 to December 2006, he was Executive Vice President and Chief Operating Officer of FundQuest, Inc., a global provider of turnkey, open architecture wealth management programs and services for financial institutions and advisors. From September 2003 to October 2005, he was Executive Vice President and Chief Financial Officer of The BISYS Group, Inc. He was President of Fund Services Division of The BISYS Group, Inc. from April 2003 to September 2003. From August 2001 to April 2003, he was President and Chief Executive Officer of govOne Solutions, L.P., an electronic government payment service. From June 2000 to August 2001, he was Vice President-Corporate Development and Chief Financial Officer of Gomez, Inc., a research and consulting firm specializing in Internet quality measurement. Prior to joining Gomez, Mr. Fox had been Vice Chairman of PFPC Inc., a division of the PNC

Financial Services Group, Inc. from December 1999 to June 2000. Before joining PFPC, Inc., Mr. Fox had an eleven year career with the Investor Services Group of First Data Corporation, a provider of processing and mutual fund and retirement services for mutual fund complexes, banks, insurance companies and advisory firms, including serving as President and Chief Executive Officer (1999) and Chief Operating Officer (1997-1999). Mr. Fox has also been a director of Pegasus Solutions, Inc. since June 2006. Mr. Fox's current term as a director of the Company will expire at the Company's 2010 Annual Meeting.

Richard C. Kimball, age 68, has been a director of the Company since 1986, and Vice Chairman since 1993.  He has been Secretary of the Company since April 2008. From 1993 to January 2001, he was Chief Operating Officer - Memorials Division of the Company and from January 2001 to December 2004, he was Chief Strategic and Marketing Officer. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball retired as an employee of the Company on December 31, 2004 and served as a consultant to the Company during 2005 and 2006. He returned to The Bigelow Company, Inc. in 2006, where he has been a Senior Director. His current term as a director will expire at the Company's 2009 annual meeting of stockholders.

Donald M. Labonte, age 47, has been President and Chief Executive Officer since July 2008 and was Chief Operating Officer from February 2008 to June 2008. He was President and Chief Operating Officer/Quarry Division from December 2007 to February 2008, and President and Chief Operating Officer/Manufacturing Division from August 2002 to February 2008.  Mr. Labonte has been President of Rock of Ages Canada, Inc., a wholly owned subsidiary of the Company, since 1999. From January 2002 to July 2002, he was Vice President/Manufacturing of the Company. From 1998 to 1999, he was Vice President/General Manager of Rock of Ages Canada, Inc. From 1993 to 1998, Mr. Labonte was Director of Operations of Rock of Ages Canada, Inc. From 1980 to 1993, Mr. Labonte held various positions in the manufacturing plant at Rock of Ages Canada, Inc. At the Company's 2008 Annual Meeting Mr. Labonte was elected as a director. His current term will expire at the Company's 2011 Annual Meeting.

Pamela G. Sheiffer, age 63, has been a director of the Company since June 2004. Since 1997, she has been President of P. Joyce Associates, Inc., a consulting firm specializing in retail and apparel sectors, plus providing services to the investment community. Prior to that, Ms. Sheiffer held various senior management positions in the retail and apparel industry including Senior Vice President of May Department Stores. She has been a director of New York & Company (NYSE: NWY), a specialty retailer of fashion oriented, moderately priced women's apparel, since August 2006, and a Trustee of the American Management Association since June 2007. She is currently Vice Chairman of Learning Lenders, New York City's largest educational nonprofit with over 12,000 volunteers in New York City schools. Ms. Sheiffer's current term as a director will expire at the Company's 2011 Annual Meeting.

                Kurt M. Swenson, age 64, has been Chairman of the Board of Directors of the Company since 1984. From 1984 to June 30, 2008 he also served as Chief Executive Officer and President of the Company. Prior to the Company's initial public offering in 1997, Mr. Swenson had been the Chief Executive Officer and a director of Swenson Granite Company, Inc. from 1974 to September of 1997. Mr. Swenson currently serves as non-executive Chairman of the Board of Swenson Granite Company, LLC, a Delaware limited liability company engaged in the granite curb and landscaping business. Swenson Granite Company, LLC may be deemed an affiliate of the Company. He is also a director of the National Building Granite Quarries Association, an industry association of United States-based dimension granite quarriers. Mr. Swenson's current term as a director will expire at the Company's 2009 Annual Meeting.

                Charles M. Waite, age 76, has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director will expire at the Company's 2010 Annual Meeting.

                Frederick E. Webster Jr., Ph.D., age 71, has been a director of the Company since October 1997. He was a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College from 1965 until 2002, and is now the Charles Henry Jones Professor of Management Emeritus. He is also a management consultant and lecturer, and is the Jon Underwood Distinguished Research Fellow in Marketing at the Eller College of Management, University of Arizona. Mr. Webster's current term as a director will expire at the Company's 2011 Annual Meeting.

Executive Officers Who Are Not Directors

                Set forth below is certain information concerning non-director employees who are executive officers of the Company.  Each executive officer serves for a term of one year (and until his or her successor is chosen and qualified) at the discretion of the board. There are no family relationships between any of the Company's directors and executive officers.  Except for Rock of Ages Canada, Inc., none of the corporations or organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

                Paul H. Hutchins, age 53, has been Vice President/Administration since October 2004.  From September 1993 to October 2004, he was Manager of Administration.  Mr. Hutchins has held numerous other positions during his 27 year career at Rock of Ages, including Director of Information Services (June 1989 - September 1993), Production Manager (Rock of Ages Canada, Inc., October 1987 - June 1989), Purchasing and Transportation Manager (June 1984 - October 1987) and Staff Engineer (December 1981 - June 1984).

Laura A. Plude, age 51, has been Vice President and CFO since August 2007.  She served briefly as Vice President/Finance from July 2007 to August 2007.  Ms. Plude was Director of Finance of the Company from August 2004 to July 2007. She was a staff accountant at the Company from August 1999 to August 2004. Prior to joining the Company, Ms. Plude was a self-employed CPA.

CORPORATE GOVERNANCE

Director Independence

                 The Board of Directors has determined that each of our directors, other than Mr. Swenson and Mr. Labonte, are independent under the listing standards of The Nasdaq Stock Market LLC.  Mr. Swenson served as our Chief Executive Officer until June 2008 and currently serves as Chairman in a non-executive capacity. Therefore, the Board of Directors determined that Mr. Swenson is not independent under the listing standards of the Nasdaq Stock Market LLC. In addition, Donald Labonte was elected as a Class II director at the 2008 annual meeting and currently serves as director and President and Chief Executive Officer. Therefore, he is not considered independent under the listing standards of the Nasdaq Stock Market, LLC.  In making its independence determinations, the Board of Directors reviewed transactions and relationships, if any, between the director or any member of his or her immediate family and us or one or more of our subsidiaries or affiliates based on information provided by the director, Company records and publicly available information.

Board Meetings and Committees.  Annual Meeting Attendance

                The Board of Directors met five times and acted by unanimous written consent four times in 2008.  Each director attended 100% of the total number of meetings of the Board and the committees on which he or she served during 2008. Directors are encouraged but not required to attend the annual meeting of the Company's shareholders.  All of our directors attended the 2008 Annual Meeting of Stockholders.

                The Board of Directors currently has three standing committees:  the Compensation Committee, the Corporate Governance and Nominating Committee, and the Audit Committee.  The functions of these committees and the number of meetings held during 2008 are described below.

Compensation Committee

                The members of the Compensation Committee are Richard C. Kimball, Pamela G. Sheiffer, Charles M. Waite (Chairman), and Frederick E. Webster Jr.  The Compensation Committee has a charter, a current copy of which is available on our website at www.rockofages.com. Such charter does not provide for the delegation by the Compensation Committee of its authority.

The principal function of the Compensation Committee is to oversee the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee has also administered and made grants of stock-based awards under the Company's 2005 Stock Plan (the "2005 Plan").  The Compensation Committee met twice as a committee during 2008.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are James L. Fox, Pamela G. Sheiffer, and Frederick E. Webster Jr. (Chairman).  The Corporate Governance and Nominating Committee has a charter, a current copy of which is available on our website at www.rockofages.com.

The key functions of the Corporate Governance and Nominating Committee are:  identifying and recommending to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the board; advising the board with respect to board composition, procedures and committees; developing and recommending to the board a set of corporate governance guidelines applicable to the Company and corporate governance matters generally; and overseeing the evaluation of the board and its committees.  The Corporate Governance and Nominating Committee met twice as a committee during 2008.

Among the qualifications that the Corporate Governance and Nominating Committee will consider in selecting director candidates are experience, skills, expertise, relevant industry background and knowledge, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, material relationships with the Company and independence from management of the Company.  While the Corporate Governance and Nominating Committee has not formally adopted any specific, minimum qualifications that it believes must be met by a Committee-recommended nominee, or any specific qualities or skills that it believes are necessary for one or more of the Company's directors to possess, the Committee will require that the nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board's oversight of the business and affairs of the Company, and that the nominee have a record and reputation for honest and ethical conduct in both his or her professional and personal activities.

                The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders.  In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board of Directors and the qualifications of the proposed candidate.  To have a candidate considered by the Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•       The name and address of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•      The name, age, business and residence address of the proposed candidate, the proposed candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Corporate Governance and Nominating Committee and nominated by the Board of Directors.

In order for a proposed candidate recommended by a stockholder as described above to be considered by the Corporate Governance and Nominating Committee and nominated by the board for election at an annual meeting of stockholders, the stockholder recommendation and information described above must be sent by certified or registered mail, return receipt requested, to the attention of the Secretary at Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's preceding annual meeting of stockholders.

While the Corporate Governance and Nominating Committee has not adopted any formal process for identifying and evaluating potential nominees for director, the identification process includes asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the board; for example, retirement as a senior executive of a company or other organization or exiting government or military service.  The Corporate Governance and Nominating Committee also may, from time to time, engage firms that specialize in identifying director candidates, although it has not done so to date.  As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further.  If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person.  If the person expresses a willingness to be considered and to serve on the board, the Committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and will conduct one or more interviews with the candidate.  In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Committee would normally not alter its evaluation process based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The members of the Audit Committee are James L. Fox (Chairman), Richard C. Kimball, and Charles M. Waite.  The Board of Directors has determined that James L. Fox is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act, and each of the committee members is independent under Rule 10A-3(b)(1) under the Exchange Act and as independence is defined for audit committee members in the listing standards of The NASDAQ Stock Market LLC.  The Audit Committee has a charter, a current copy of which is available on our website at www.rockofages.com.

The principal function of the Audit Committee is to endeavor to assure the integrity and adequacy of financial statements issued by the Company.  The Audit Committee met five times and acted by unanimous consent once during 2008. The report of the Audit Committee in respect of fiscal year 2008 is included in this proxy statement at page 22.

Stockholder Communication With The Board Of Directors

The Board of Directors has established a process to receive communications from stockholders by mail.  Stockholders who wish to communicate with the Board of Directors or a particular director or group of directors may send a letter to the Secretary of the Company at 560 Graniteville Road, Graniteville, Vermont 05654.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors or members of a board committee by either name or title.

All communications received as set forth in the preceding paragraph will be forwarded to and opened by the Secretary for the sole purpose of determining whether the contents contain a message or other communication to one or more of our directors.  Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee.  In the case of communications to the board or any individual director or group or committee of directors, the Secretary will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

NON-EMPLOYEE DIRECTOR COMPENSATION

During the 2008 fiscal year, directors who were not also officers of the Company were paid annual directors' retainers at the rate of $30,000, except for the Chairman, Mr. Swenson who is paid at an annual rate of $50,000 after his retirement as an employee on September 30, 2008.  Audit Committee members were paid an additional annual retainer fee of $1,500 and members of other committees were paid additional annual retainers of $1,000.  The outside director's retainers and committee retainers are paid in quarterly installments.

For the 2009 fiscal year, directors who are not also employees of the Company will be paid annual directors' retainers of $30,000 and $50,000 for the Chairman.  Audit Committee members are paid an additional annual retainer fee of

$1,500 and  members of other committees are paid additional annual retainers of $1,000 for each committee.  Directors are also eligible for grants under the 2005 Stock Plan.  We reimburse our non-employee directors for travel and lodging expenses that they incur in connection with their attendance of directors' meetings and stockholder meetings.

As disclosed on page 7 of this proxy statement, Kurt M. Swenson retired as CEO on June 30, 2008 and remained Chairman of the Board of Directors in a non-executive capacity.  He continued as an employee of the Company for a transition period until September 30, 2008, at which time he retired, but continued to serve as non-executive Chairman.  As non-executive Chairman, Mr. Swenson will be paid an annual non-executive Chairman's fee that is at least $20,000 more than the annual fee paid to the next highest paid member of the Board of Directors, or such other amount determined by the Compensation Committee or the full Board of Directors (excluding the Chairman) in its sole discretion.  The Company commenced paying the non-executive Chairman's fee upon Mr. Swenson's retirement on September 30, 2008, and paid a prorated fee for the last quarter of 2008 in arrears in the first quarter of 2009 along with the fee for the fourth quarter paid to the other directors.

Actual Fiscal 2008 Non-Employee Director Compensation

               The following table shows the compensation paid to our non-employee directors for the 2008 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
James L. Fox	32,500	-	-	-	-	-	32,500
Richard C. Kimball	32,500	-	-	-	-	-	32,500
Pamela G. Sheiffer	32,000	-	-	-	-	-	32,000
Charles M. Waite	32,500	-	-	-	-	-	32,500
Frederick E. Webster, Jr.	32,000	-	-	-	-	-	32,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth, as of April 28, 2009 certain information with respect to the beneficial ownership of the Common Stock by (i) each director, (ii) each Named Executive Officer (as defined below), (iii) each beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company, and (iv) all directors and executive officers of the Company as a group.  This information is based upon information received from or on behalf of the individuals or entities named below, except as otherwise noted.  The Class B Common Stock is convertible on a share‑for‑share basis into Class A Common Stock.  The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share.  Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission.  Except as indicated in the footnotes below, the Company believes, based on the information furnished or otherwise available to it, that the person and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.  The calculation of beneficial ownership is based upon 4,812,342 shares of Class A Common Stock and 2,603,721 shares of Class B Common Stock outstanding as of April 28, 2009.

                In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Class A Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 28, 2009 were deemed to be outstanding, and shares of Class B Common Stock owned by such person were deemed to be converted into Class A Common Stock.  Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED		SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED
	NUMBER	PERCENT OF CLASS	NUMBER (2)	PERCENT OF CLASS (2)

North Star Investment Management Corp. (3) 20 North Wacker Drive, Suite 1416 Chicago, IL 60606	-	-	666,865	13.9%

Kuby Gottlieb Special Value Fund, LP(4) 20 North Wacker Drive, Suite1416 Chicago, IL 60606	-	-	423,986	8.8%

Dimensional Fund Advisors, Inc (5) 1299 Ocean Avenue Santa Monica, CA 90401	-	-	318,728	6.6%

Kurt M. Swenson (6) **	1,005,000	38.6%	1,135,000	19.5%
Kevin C. Swenson (7) 47 Straws Point Road Rye, NH 03870	1,023,489	39.3%	1,023,489	17.5%
Robert Pope 46 Grand View Farm Road Barre, VT 05641-8335	144,875	5.3%	159,875	3.2%
Richard C. Kimball **	29,126	1.1%	102,126	2.1%
Charles M. Waite **	29,126	1.1%	45,000	*
James L. Fox**	-	-	5,000	*
Frederick E. Webster Jr.**	-	-	5,000	*
Donald Labonte (8)**	-	-	18,000	*
Pamela G. Sheiffer**	-	-	5,000	*
Paul H. Hutchins(9)**	-	-	27,200	*
Laura A. Plude (10)**	-	-	8,000	*
All directors and executive officers as a group (9 persons)	1,063,252	38.8%	1,350,326	23.0%

**      Named Executive Officer and/or Director

*        Less than 1%

(1)           The business address of each director and executive officer of the Company is c/o Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654.

(2)           For each beneficial owner (and directors and executive officers as a group), (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) the number of Class A shares owned outright or under outstanding vested options and a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and (ii) the percentage of Class A Common Stock listed assumes the conversion on April 28, 2009 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3)           According to a Form 4 dated April 24, 2009, Northstar Investment Management Corp., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares that are held of record by certain investment companies, trusts or other accounts it advises or manages.

(4)           According to a Schedule 13G dated January 8, 2009, Kuby Gottleib Special Value Fund, LP, in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares that are held of record by certain investment companies, trusts or other accounts it advises or manages.

(5)           According to a Schedule 13G dated February 9, 2009, Dimensional Fund Advisors, Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares that are held of record by certain investment companies, trusts or other accounts it advises or manages.

 (6)          Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 1,005,000 shares of Class B Common Stock and 130,000 shares of Class A Common Stock held by the Kurt M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares.

(7)           Kevin C. Swenson is the brother of Kurt M. Swenson.

(8)           Includes 15,000 shares of Class A Common Stock subject to currently exercisable stock options.

(9)           Includes 15,000 shares of Class A Common Stock subject to currently exercisable options.

(10)         Includes 15,000 shares of Class A Common Stock subject to currently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Securities Exchange Act of 1934 requires directors, certain officers and beneficial owners of more than 10% of our Common Stock to file with the Securities and Exchange Commission reports of initial beneficial ownership and changes in beneficial ownership of our Common Stock.  Based solely upon a review of reports filed during or in respect of the fiscal year ended December 31, 2008 pursuant to Section 16(a) of the Exchange Act, and/or written representations by our directors and such officers, if applicable, the Company believes that during 2008 such persons made all required filings, except that Mr. Fox filed a late Form 4 (Statement of Changes In Beneficial Ownership) reporting the acquisition of 3,965 shares of Class A Common Stock. The late report was the result of an inadvertent clerical error.

SUMMARY COMPENSATION TABLE

                The following table sets forth compensation information concerning the compensation of our Chief Executive Officer and our other two most highly compensated executive officers who served in such capacities during the year ended December 31, 2008 (the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (1)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kurt M. Swenson, Chairman, Former CEO*	2008 2007	$334,876 (2) $446,500 (2)	- -	- -	- -	- -	$62,645 (3) $46,125 (3)	$1,750 (4) $1,301 (4)	$399,271 $493,926
Donald Labonte, President/CEO	2008 2007	$253,800 (5) $253,800 (5)	$40,000 (6) $10,300 (7)	- -	$7,947 -	- $29,700	- -	$33,537 (8) $33,538 (9)	$335,284 $327,338
Paul H. Hutchins, Vice President Administration	2008 2007	$125,004 $125,004	$10,000 (10) $ 5,000 (11)	- -	$467 -	- -	- -	$1,385 (4) $1,524 (4)	$136,856 $131,529
Laura A. Plude, CFO / Vice President Finance	2008 2007	$100.008 $ 88,140	$10,000 (10) $ 5,000 (11)	- -	$14,550 $ 5,581	- -	- -	$1,750 (4) $1,547 (4)	$126.308 $100,268

* Mr. Swenson resigned as CEO on June 30, 2008 and retired on September 30, 2008.

(1)       Incentive payments under the 2008 Annual Incentive Plan were accrued in 2008 but paid in 2009.

(2)       For 2008 and 2007, includes $100,000 of salary earned but deferred in each year at the election of Mr. Swenson pursuant to the Rock of Ages Key Employees Deferred Salary Plan (the "DS Plan").

(3)       Interest credited on deferred salary pursuant to the DS Plan in excess of 120% of the applicable federal long term rate for 2008 and 2007, respectively.

(4)       For 2008 and 2007, respectively, amount represents Company match on 401(k) deferrals.

(5)       For 2008 and 2007, Mr. Labonte was paid an annual base salary of $253,800 ($270,000 CDN). For the purposes of this table, to calculate his 2008 and 2007 annual base salary in U.S. dollars, we used a currency conversion rate of $.94 U.S. to $1.00 CDN, which represents the average of the exchange rates as of each month during fiscal 2008 and 2007, as published in the Wall Street Journal.

(6)       Discretionary bonus of $40,000 ($42,554 CDN) paid in 2009 for 2008 performance. To calculate the amounts paid in U.S. dollars, we used a currency conversion rate of $.94 U.S. to $1.00 CDN, which represents the average of the exchange rates as of the end of each month during fiscal 2008, as published in the Wall Street Journal.

(7)       Discretionary bonus of $10,300 ($10,958 CDN) paid in 2008 for 2007 performance. To calculate the amounts paid in U.S. dollars, we used a currency conversion rate of $.94 U.S. to $1.00 CDN, which represents the average of the exchange rates as of the end of each month during fiscal 2007, as published in the Wall Street Journal.

(8)       Includes $19,740 ($21,000 CDN) paid by the Company to Mr. Labonte's self-directed retirement account under the Retirement Plan for Salaried Employees of Rock of Ages Canada, Inc. and $837 ($890 CDN) paid for a life insurance policy on Mr. Labonte's life, payable to his heirs. Rock of Ages Canada paid $12,960 ($13,787 CDN) into the supplemental retirement plan for Mr. Labonte for 2008. For the purposes of this table, to calculate the amounts paid in 2008 for Mr. Labonte's retirement arrangements, we used a currency conversion rate of $.94 USD to $1.00 CDN, which represents the average of the exchange rates as of each month during fiscal 2008, as published in the Wall Street Journal. See "Narrative to Summary Compensation Table" and "PENSION AND POST-RETIREMENT BENEFITS - Canadian Retirement Plans" at page 17 of this proxy statement.

(9)       Includes $18,800 USD ($20,000 CDN) paid by the Company to Mr. Labonte's self-directed retirement account under the Retirement Plan for Salaried Employees of Rock of Ages Canada, Inc. and $838 ($891 CDN) paid for a life insurance policy on Mr. Labonte's life, payable to his heirs. Effective during fiscal 2007, Rock of Ages Canada, Inc. established a supplemental retirement plan for Mr. Labonte, which is intended to take the place of the unfunded supplemental deferral account referred to in Note 9 to the Consolidated Financial Statements.  Rock of Ages Canada has funded the supplemental retirement account with $106,693 USD ($113,503 CDN) which represents the amount of the unfunded liability of the supplemental deferral account. This amount was accrued over a number of years with deferred bonuses and salary increases. In addition, Rock of Ages Canada paid $13,900 USD ($14,787 CDN) into the supplemental retirement plan for Mr. Labonte for 2007. For the purposes of this table, to calculate the amounts paid in 2007 for Mr. Labonte's retirement arrangements, we used a currency conversion rate of $.94 USD to $1.00 CDN, which represents the average of the exchange rates as of each month during fiscal 2007, as published in the Wall Street Journal. See "Narrative to Summary Compensation Table" and "PENSION AND POST-RETIREMENT BENEFITS - Canadian Retirement Plans" at page 17 of this proxy statement.

(10)     Discretionary bonus paid in 2009 for 2008 performances.

(11)     Discretionary Bonus paid in 2008 for 2007 performances.

Narrative to Summary Compensation Table

                The Compensation Committee of the Board of Directors (the "Compensation Committee") is primarily responsible for reviewing, approving, and overseeing the Company's compensation plans and practices, and works with management to establish the Company's executive compensation programs.  Our executive compensation program consists of four key components:  base salary, annual bonus awards, equity based incentives in the form of stock options, and retirement benefits.

Base Salary

                The Compensation Committee annually reviews the Chief Executive Officer's ("CEO") salary and the CEO's recommendations with regard to the base salaries of our other executive officers. The Compensation Committee did not increase the rate of base salaries for our executive officers in 2008 and again decided that it would not increase base salaries for executive officers in 2009.

Non-Equity Incentive Plans and Cash Bonuses

                Our executive officers, including the Named Executive Officers, participated in the 2008 Annual Incentive Plan, which was adopted by the Compensation Committee and set forth corporate and divisional performance measures for each participating employee, as well as target award values.  Performance under the Incentive Plan is measured by the achievement of certain levels of earnings before interest and taxes ("EBIT"), net of incentive payments. The following named executive officer's EBIT targets are set at the corporate level only. The target award values for 2008 for the named executive officers under the Incentive Plan as a percentage of base salary are set forth below:

	Target Award Values (% of Base Salary)
	Threshold	Target	Maximum

Kurt M. Swenson, Chairman (Former CEO)	10%	25%	50%

Donald M. Labonte, President and CEO	10%	25%	50%

Paul H. Hutchins, Vice President of Administration	10%	25%	50%

Laura A. Plude, CFO and Vice President of Finance	10%	25%	50%

                The Compensation Committee may also pay discretionary bonuses to officers if, in the Compensation Committee's sole discretion, a participant has achieved corporate, divisional or personal goals worthy of reward.  The Compensation Committee awarded discretionary bonuses for 2008 performance to Mr. Labonte, ($40,000) the Company's Chief Executive Officer ("CEO"), Mr. Hutchins, ($10,000) the Company's Vice President of Administration and Ms. Plude ($10,000) the Company's Chief Financial Officer and Vice President of Finance.

Stock Options

                Our 2005 Stock Plan was established to provide certain employees with an opportunity to share, along with our stockholders, in our long-term performance.  Historically, we have granted stock options which vest based upon continued employment, typically over a three to five year period. All options are granted with maximum terms that expire ten years after the date of grant (or upon earlier termination of the option holder's employment).  Typically, we have granted options to executive officers when they are first appointed.  In 2008, the Compensation Committee met and decided that various officers and other management personnel should be granted options. On August 7, 2008, 185,000 options were granted at a strike price of $2.63. The options vest over five years and lapse in ten years.   The specifics of option holdings among our Named Executive Officers are shown at page 15 of this proxy statement under the caption "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END."

Retirement Benefits

                We maintain a defined benefit plan (the "DB Plan") for non-union employees who were vested in the DB Plan on March 31, 2009. Due to the recent significant worldwide decline in equity prices and the value of other financial investments, the fair value of the assets held by the DB Plan decreased by $5.4 million in 2008. As a result, the plan is significantly underfunded, and we decided to terminate participation in the DB Plan and the future accrual of benefits.  We are evaluating alternatives to the DB Plan, including an enhanced match for our 401K plan.  We have entered into salary continuation agreements (the "SC Agreements") with certain officers, including the Former CEO.  We also have a deferred salary plan (the "DS Plan") for certain management and highly compensated employees.  At the present time, there are no current employees participating in the DS Plan.  Our CEO, who is a Canadian citizen, is not eligible to participate in these plans. Accordingly, we provide retirement benefits to our CEO and our Canadian employees through separate retirement plans sponsored by Rock of Ages Canada, Inc, our Canadian subsidiary. The specifics of our retirement programs are shown at page 15 of this proxy statement under the caption "PENSION AND POST-RETIREMENT BENEFITS."

Employment Agreements

                The CEO is the only Named Executive Officer that currently has an employment agreement with the Company.  This agreement generally provides for the payment of base salary, severance, and change in control payments. The Former CEO also had an employment agreement with the Company, which was terminated in connection with his retirement from the Company during 2008. The employment arrangements with the Named Executive Officers are described in greater detail at page 18 of this proxy statement under the caption "EMPLOYMENT AGREEMENTS."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

                The following table sets forth information concerning options to purchase Class A Common Stock held by the Named Executive Officers at December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kurt M. Swenson	-	-	-	-	-	-	-	-	-
Donald Labonte	15,000	-	-	$5.98	2/8/2012	-	-	-	-
	-	85,000	-	$2.63	8/7/2018	-	-	-	-
Paul H. Hutchins	15,000	-	-	$5.98	2/8/2012	-	-	-	-
	-	5,000	-	$2.63	8/7/2018	-	-	-	-
Laura A. Plude	5,000	20,000	-	$5.93	8/14/2017	-	-	-	-

OPTION EXERCISES AND STOCK VESTED

                During 2008 none of the Named Executive Officers exercised any stock options or became vested in any restricted stock.

PENSION AND POST-RETIREMENT BENEFITS

Defined Benefit Pension Plan

                We maintain a qualified defined benefit pension plan (the "DB Plan") for non-union employees of Rock of Ages Corporation as of March 31, 2009.  The DB Plan is noncontributory and provides benefits based upon a formula calculated by reference to length of service and final average earnings.  As of December 31, 2008, the DB Plan provides an annual life annuity at age 65 equal to 1.8% per year of a participant's highest consecutive five year average compensation (excluding bonus) during the last ten years of employment" ("Final Average Compensation"), plus 0.4% per year of a participant's Final Average Compensation in excess of social security covered compensation times the years of service, up to a maximum of 30 years.  Participants who have attained the age of 55 and who have at least 10 years of service may elect to receive early retirement benefits under the DB Plan.  In the case of early retirement, the amount of the monthly pension benefit will be equal to the monthly accrued pension benefit, determined as of the early retirement date, reduced actuarially for each month that the early retirement date precedes the normal retirement date.  On January 5, 2009, the Company's Board of Directors approved actions to proceed with amendments to its defined benefit pension plan by freezing membership and future benefits in the plan. This action is effective as of March 31, 2009.

The following table shows the total estimated annual retirement benefits payable upon normal retirement under the DB Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.

Final Average Compensation	15 Years	20 Years	25 Years	30 Years	35 Years
$125,000	$37,852	$50,470	$63,087	$75,705	$75,705
$150,000	$46,102	$61,470	$76,837	$92,205	$92,205
$175,000	$54,352	$72,470	$90,587	$108,705	$108,705
$200,000	$62,602	$83,470	$104,337	$125,205	$125,205
$225,000	$70,852	$94,470	$118,087	$141,705	$141,705
$250,000	$79,102	$105,470	$131,837	$158,205	$158,205
$275,000	$87,352	$116,470	$145,587	$174,705	$174,705
$300,000	$95,602	$127,470	$159,337	$191,205	$191,205
$325,000	$103,521	$138,470	$173,087	$207,705	$207,705
$350,000	$112,102	$149,470	$186,837	$224,205	$224,205
$375,000	$120,352	$160,470	$200,587	$240,705	$240,705
$400,000	$128,602	$171,470	$214,337	$257,205	$257,205
$425,000	$136,852	$182,470	$228,087	$273,705	$273,705
$450,000	$145,102	$193,470	$241,837	$290,205	$290,205
$475,000	$153,352	$204,470	$255,587	$306,705	$306,705
$500,000	$161,602	$215,470	$269,337	$323,205	$323,205

                The Former CEO, the Vice President of Administration and the CFO are the only named executive officers participating in the DB Plan. At the time of his retirement in 2008, the Former CEO had 34 years of service. The VP of Administration has 27 years of service and the CFO has 9 years of service. The current CEO, a Canadian citizen, is not eligible to participate in the DB Plan. The above table of estimated benefits does not reflect the limits imposed by federal law on retirement compensation levels, which limit the actual pension benefits payable under the DB Plan.  The Former CEO retired on September 30, 2008 and will receive an annual pension benefit of approximately $105,500. The DB Plan was frozen as of March 31, 2009. According to an estimate prepared by the independent administrator of the DB Plan, the estimated annual pension benefit payable to the VP of Administration and the CFO on their normal retirement date is approximately $66,500 and $14,600, respectively.

Salary Continuation Agreements

                In addition to the DB Plan, we have salary continuation agreements ("SC Agreements") which provide for supplemental pension benefits to certain current and former officers of the Company.  The Former CEO is the only Named Executive Officer who is covered by an SC Agreement. Benefits became payable under that agreement upon the Former CEO's retirement in 2008. The Former CEO's SC Agreement provides a 100% joint and survivor annuity at age 65 equal to 1.1% of his highest annual base compensation times full years of service.

                The following table sets forth the supplemental pension benefits for the Former CEO under his SC Agreement.  As disclosed on page 7 of this proxy statement the Former CEO retired from employment on September 30, 2008, but continues to serve as non-executive Chairman.   The Former CEO began receiving benefits under his SC Agreement upon his retirement on September 30, 2008.

Name	Highest Annual Base Compensation	Total Years of Service at Age 65	Annual Retirement Benefit at Age 65

K. Swenson	$481,000	26	131,172

Deferred Salary Plan

We established the Rock of Ages Key Employees Deferred Salary Plan (the "DS Plan") for certain management and highly compensated employees. Participation in the DS Plan is limited to those employees designated by the Board of Directors in its sole discretion, and who satisfy the following criteria:  (1) the employee has attained the age of 55; (2) the employee is an executive officer; (3) the employee has completed a minimum of ten years of continuous service with the

Company; and (4) the employee's annual base salary, fringe benefits and other non-cash compensation exceeds $200,000 (subject to adjustment each year to reflect the average percentage change in the base salaries of all officers of the Company). The Former CEO was the only executive officer that participated in the DS Plan in 2008. Since his retirement, there are no executive officers that currently participate in the DS Plan.

                Participants may make an irrevocable election to defer up to $100,000 annually under the DS Plan. Any amounts deferred are reflected in deferred salary accounts created by the Company. Interest at the rate of 12% per annum is credited on a monthly basis to each Participant's deferred salary account. The aggregate account balances remain part of the general unrestricted assets of the Company. Participants do not have any right or claim to any specific assets of the Company, but only a claim against the Company as a general, unsecured creditor to the extent of the undistributed portion of their deferred salary account. Benefits under the DS Plan are paid upon the retirement, death or disability of the participant or other termination of participation, subject to certain procedures relating to distribution. Each year prior to making a deferral, participants must elect the method of distribution that will apply to that deferral upon retirement under the DS Plan. Participants have three distribution options:  (i) Interest only on the undistributed account balance at 12% per annum, payable monthly, quarterly or annually for the life of the participant or his/her spouse, with distribution of the remaining account balance payable upon the death of the participant or his/her spouse, whichever is later; (ii) as provided in (i) above, but subject to a term certain of not less than 10 nor more than 20 years with respect to the payment of interest only; or (iii) level payment amortization of the participant's account balance as of the commencement of payments, plus interest on the undistributed account balance at 12% per annum, over any of the time periods available under (i) or (ii) above.

Canadian Retirement Plans

                Our Canadian subsidiary, Rock of Ages Canada, Inc. ("ROA Canada"), has a retirement plan for our Canadian employees, the Retirement Plan for Salaried Employees of Rock of Ages Canada, Inc. (the "Basic Canadian Retirement Plan") which is registered with the Province of Quebec and the Government of Canada. All salaried, non-union employees of ROA Canada are participants in the Basic Canadian Retirement Plan, including Mr. Labonte. Pursuant to the Basic Canadian Retirement Plan, ROA Canada contributes 8% of a participant's monthly compensation each month to each participant's account. The investments in the account are self-directed by each participant with a range of investment options. ROA Canada may, in its discretion, make an additional contribution to a participant's account, up to a maximum aggregate amount of 13% of a participant's salary per year (including amounts previously contributed during the year). For 2008, Canadian law allowed a maximum contribution per individual to the Basic Canadian Retirement Plan of $21,000 CDN.

                In 2008, we contributed $19,740 (the full $21,000 CDN allowable under Canadian law) and in 2007, we contributed $18,800 (the full $20,000 CDN allowable under Canadian law) to Mr. Labonte's self-directed retirement account under the Basic Canadian Retirement Account.  Effective in 2007 ROA Canada established a supplemental retirement plan for Mr. Labonte ("Canadian Supplemental Plan"). The Canadian Supplemental Plan is funded as a retirement compensation arrangement as defined in Article 248 of the Canadian Income Tax Act. In 2007 we made an initial contribution to the Canadian Supplemental Plan equal to $106,693 USD ($113,503 CDN), which was the amount accrued from prior years under the unfunded supplemental deferral account referred to above. The only participant in the Canadian Supplemental Retirement Plan is Mr. Labonte. Each year, ROA Canada may make a contribution to the Canadian Supplemental Plan equal to 13% of Mr. Labonte's base salary, less any amounts paid to the Basic Canadian Retirement Plan for Mr. Labonte.  We made contributions to the Canadian Supplemental Plan equal to $12,960 ($13,787 CDN) and $13,900 USD ($14,787 CDN) in 2008 and 2007, respectively. We may make additional contributions to the Canadian Supplemental Retirement Plan at our discretion. Normal retirement age under the Canadian Supplemental Plan is 65 years however the participant may elect early retirement at age 55, or may elect to postpone normal retirement to not later than age 71. Upon early, normal or postponed retirement, Mr. Labonte is entitled to a lump sum equal to the value of the contributions made to the Canadian Supplemental Plan, plus accrued earnings of the Plan, or he may elect to be paid in installments over 5 years from the retirement date.

Post Employment Health Care Policy

It is our policy to provide post-employment health care coverage to our executive officers and their spouses who retire at age 55 or older. The form and type of benefits to be provided is the coverage that is in effect for active employees from time to time, and the retiree pays his or her portion of the premium for such coverage, as the same may be set from time to time. We reserve the right, in our sole discretion, to change or amend such coverage, the retiree's share of the premium and/or such other terms of the coverage as we deem necessary or advisable, or to cease providing such coverage altogether.  Coverage is provided to  executive officers who retire at age 55 or older and to their spouses until they reach age 65, provided, however, that health care coverage for a spouse terminates when the executive officer reaches (or would have reached) age 68, regardless of whether the spouse has reached age 65.

EMPLOYMENT AGREEMENTS

Labonte Employment Agreement

                The Company has an employment agreement with the CEO, Mr. Labonte (the "Labonte Employment Agreement"), for retention of his services as President and Chief Executive Officer of the Company. The term of the Labonte Employment Agreement commenced on July 1, 2008, the date he began his duties as Chief Executive Officer, and continues until the fifth anniversary thereof unless extended or terminated. The Labonte Employment Agreement provides for continued payment of salary and benefits for an additional twelve months if Mr. Labonte's employment is terminated by the Company without Cause (as defined in the Labonte Employment Agreement). If Mr. Labonte's employment is terminated by the Company within twelve months after a Change in Control (as defined in the Labonte Employment Agreement) then the Company will pay Mr. Labonte a lump sum in cash within 15 days after the date of termination equal to one times the then current Annual Base Salary.

Swenson Employment Arrangements

                The Company had an employment agreement with the Former CEO, Mr. Swenson (the "Swenson Employment Agreement"), for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the Company's initial public offering and was terminated on April 24, 2008 in connection with Mr. Swenson's retirement agreement. No severance or change in control arrangements were triggered by the termination of the Swenson Employment Agreement, and no such payments were made to Mr. Swenson in connection with the termination of the Swenson Employment Agreement.  Mr. Swenson resigned as CEO on June 30, 2008, retired from employment with the Company on September 30, 2008 and continues to serve as the Company's Chairman.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

Transactions with Related Persons, Promoters and Certain Control Persons

 Transactions With Related Persons

                 In connection with and prior to its initial public offering in 1997, the Company effected a reorganization whereby, among other things, the Company's then parent corporation, Swenson Granite Company, Inc. ("Swenson Granite"), was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company named Swenson Granite Company LLC ("Swenson LLC"). Kurt M. Swenson, the Company's Chairman and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 31% of Swenson Granite LLC. Certain other executive officers and directors of the Company collectively own approximately 9% of Swenson LLC. Kurt M. Swenson serves as a non-officer Chairman of the Board of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than 5% of the Class B Common Stock, is Swenson LLC's President and Chief Executive Officer, and including shares owned by his wife and children, owns 12% of Swenson LLC. Neither Kurt M. Swenson nor any other officer or director of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

Swenson LLC owns two granite quarries: one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and parts to the Woodbury quarry and is reimbursed for the cost of such services. During 2008, the

Company received approximately $12,000 for such maintenance services and parts. Both the Company and Swenson LLC have the right to terminate these services at any time. The Company also purchases Concord blocks and other products from Swenson LLC at market prices. The Company's purchases of granite provided by Swenson LLC in 2008 were approximately $45,000. Swenson LLC also purchases granite blocks and slabs from the Company. Such purchases amounted to approximately $19,000 in 2008. The Company believes these arrangements with Swenson LLC are not material and that they are on terms as favorable, or more favorable, to the Company than would be available from an unrelated party for comparable granite products. Both of Swenson LLC 's quarries produce gray granite primarily for curb and landscape use. Although Rock of Ages' gray granite from its Barre and Stanstead quarries is used primarily for memorial use, it may be in competition with Swenson LLC in some markets, including the supply of its gray granites for other than memorial use. Swenson LLC has supplied its Woodbury granite to manufacturers of government grave markers made for the Veterans' Administration for many years and Rock of Ages has not been in the business of selling or manufacturing its gray granites for use in Veterans markers.

                On January 17, 2008, we entered into a definitive stock purchase agreement with PKDM Holdings, Inc., a corporation owned by Richard M. Urbach, the President and Chief Operating Officer of our retail operations, and James Barnes, the financial manager of our retail operations. Pursuant to the stock purchase agreement, we sold all of our retail operations to PKDM for a purchase price of $8 million, paid in cash at the closing, which was completed on January 17, 2008. We classified our retail operations as a discontinued operation as of December 31, 2007, and recorded a write down in the carrying value of the retail division of approximately $5.9 million as of that date.

                The determination to sell the retail operations was reached after our Board engaged in a lengthy process of fully exploring strategic alternatives with the assistance of Covington Associates, LLC, a Boston-based investment banking firm selected by a special committee of non-employee directors and retained by the Company in 2006.  The sale to PKDM was recommended to the Board by this special committee following the solicitation of bids from interested parties, and Covington Associates delivered a favorable opinion to the Board with respect to the fairness to the Company, from a financial point of view, of the consideration to be received by the Company in the transaction.

                In connection with the transaction, we entered into a five year supply agreement with PKDM and its operating subsidiary, North American Heritage Services, Inc. ("NAHS"), naming it as an authorized Rock of Ages retailer in the existing retail territories formerly serviced by its owned retail stores, and PKDM agreed to minimum annual memorial purchases from the Company of $3.5 million during each year of the five year term, excluding private mausoleums. PKDM's minimum purchase obligation under the Supply Agreement is subject to reduction if PKDM permanently closes or sells stores that were operated by them on the date of the original Supply Agreement. Pursuant to the Supply Agreement, the amount of such reduction is equal to the three year average annual purchases of closed or sold stores. Due to the closure or sale of a number of locations by PKDM during 2008, effective January 16, 2009 the parties agreed to revise the minimum purchase requirements to $1,780,000 for the year of the agreement ending on January 17, 2009 and to $1,210,000 for each of the remaining years of the initial term and any renewal term.

                Mr. Urbach and Mr. Barnes resigned from employment with the Company at the closing.  Mr. Urbach entered into a resignation agreement with the Company at the closing, pursuant to which Mr. Urbach agreed to waive any severance or change in control payment that may have been due him pursuant to his employment agreement.  The Company agreed to pay Mr. Urbach a performance bonus of $25,000 for 2007 performance.

                On April 24, 2008, we entered into a retirement agreement with Kurt M. Swenson (the "Swenson Retirement Agreement"), who was then our Chairman and CEO.  Pursuant to the Swenson Retirement Agreement, Mr. Swenson agreed to retire as CEO on June 30, 2008. The Swenson Retirement Agreement provided that he would remain an employee of the Company until September 30, 2008, and during that time would assist in transition of a new CEO of the Company. We agreed to pay Mr. Swenson at his current salary until September 30, 2008.  Upon his retirement, Mr. Swenson agreed to continue to serve as Chairman of the Board of Directors, and in light of his additional duties as Chairman, we agreed to pay Mr. Swenson an annual non-executive Chairman's fee that is at least $20,000 higher than the next highest paid member of the Board of Directors.

Review, Approval or Ratification of Transactions with Related Persons

Upon the recommendation of the Audit Committee, in March 2007 the Company's Board of Directors adopted a written policy under which related person transactions must be pre-approved by the Audit Committee.  Under the policy, generally a related person transaction is any transaction, arrangement or relationship involving an amount exceeding $75,000 between the Company and any executive officer, director or 5% stockholder (and their family members), or any entity in which any such person is an executive officer, director, general partner, managing member or person in a similar position, has a 5% or greater ownership interest, or of which such person is an employee who will receive a direct economic benefit from the transaction.  Prior to the Company entering into a related person transaction, the Company's management must submit the proposed transaction to the Audit Committee for consideration at a meeting. The Audit Committee considers all of the relevant facts and circumstances available to it, including (if applicable) but not limited to:  the benefits to the Company; the impact on a director's independence in the event the person in question is a director, an immediate family member of a director, or an entity in which a director is an equity holder or of which a director is an executive officer, general partner, managing partner or a person in a similar position; the availability of other sources for comparable products or services; the terms of the proposed transaction; and the terms available to unrelated third parties or to employees generally. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which such member of any of his or her immediate family members is the related person. The Audit Committee will approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders. Approval by a majority of the members of the Audit Committee (or by the Chairman of the Audit Committee in the circumstances described below) will be sufficient to approve a related person transaction.

As described above, the written policy provides that proposed related person transactions would normally be considered by the Audit Committee at a meeting.  However, the policy includes procedures to address situations when approvals need to be sought between scheduled Audit Committee meetings. The policy provides that in those instances in which the Company's general counsel, in consultation with the Company's Chief Executive Officer and the Chairman of the Audit Committee, determines that it is not practical or desirable for the Company to delay seeking approval of a related person transaction until the next scheduled Audit Committee, or until a special meeting of the Audit Committee can be convened, the management shall submit the proposed related person transaction to the Chairman of the Audit Committee, who will have delegated authority to consider and act on behalf of the Committee with respect to the proposed related person transaction.  In that event, the Chairman of the Audit Committee will consider all of the relevant facts and circumstances available to the Chairman, including (if applicable) but not limited to those described above which would be considered by the Audit Committee at a meeting at which the proposed related person transaction was being considered.  If a related person transaction is approved in this manner by the Chairman of the Audit Committee, such approval will be reported to the Audit Committee at its next meeting.

EQUITY COMPENSATION PLAN INFORMATION

                The following table sets forth information regarding the Company's equity compensation plan as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	324,000	$4.06	323,333

Equity compensation plans not approved by security holders	None	None	None

Total	324,000	$4.06	323,333

(1)   On June 22, 2005 at our Annual Meeting of Stockholders, the stockholders approved the Rock of Ages Corporation 2005 Stock Plan (the "2005 Plan"). The 2005 Plan permits awards of stock options (including both incentive stock options and nonqualified stock options) and restricted stock. A maximum of 550,000 shares of Class A Common Stock may be issued under the 2005 Plan. The 2005 Plan is administered by the Compensation Committee, which has the authority to determine the recipients of awards under the 2005 Plan and, subject to the 2005 Plan, the terms and condition of such awards. The 2005 Plan replaces the Rock of Ages Corporation 1994 Stock Plan (the "1994 Plan") which expired in November 2004. Although grants made under the 1994 Plan prior to its expiration remain outstanding, no further grants may be made under the Plan. 21

AUDIT COMMITTEE REPORT

                 The Audit Committee has the responsibility and authority described in the charter of the Audit Committee, which has been approved and adopted by the Board. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm performing the external audit of the Company.  Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations.

                In fulfilling its oversight responsibilities, the Audit Committee met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm.  The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees), and as otherwise modified or supplemented, including the quality and acceptability of the Company's accounting principles as applied in its financial reporting and the reasonableness of significant judgments.

                The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Audit Committee discussed with the independent registered public accounting firm the firm's independence.  The Audit Committee also considered whether non-audit services provided by the Company's independent registered public accounting firm during the last fiscal year and described on page 22 of this proxy statement were compatible with maintaining the firm's independence.

Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission on March 31, 2009, and the Board of Directors approved such inclusion. The Audit Committee also appointed Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009, and the Board of Directors ratified such appointment.

                                                                                                AUDIT COMMITTEE

                                                                                                James L. Fox (Chairman)

                                                                                                Richard C. Kimball

                                                                                                Charles M. Waite

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

General

                The Audit Committee has appointed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm for fiscal year 2009. The Board of Directors has directed that this appointment be submitted to the stockholders for ratification at the annual meeting.  Grant Thornton has audited the Company's financial statements since September 2005. Representatives of Grant Thornton are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

                Stockholder ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for fiscal year 2009 is not required by our Amended and Restated By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. In the event the Company's stockholders fail to ratify the appointment, the Audit Committee will reconsider the retention of that firm. Even if the appointment is ratified, the Audit Committee, in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by proxy at the annual meeting will be required to ratify the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year 2009.

                The following table shows the fees paid by Rock of Ages for the audit and other services provided by Grant Thornton LLP and its affiliates for fiscal 2008 and 2007. The Audit Committee considered all of these services rendered by Grant Thornton LLP and its affiliates to be compatible with the maintenance of Grant Thornton LLP's and its affiliates' independence.

                The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by Grant Thornton LLP and its affiliates during fiscal 2008.

	2008	2007
Audit Fees (1)	$410,950	$539,352
Tax Fees (2)	81,830	71,353
All Other Fees	-	-
Total	$492,780	$610,705

                The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by Rock of Ages' independent auditors, provided the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting and the Audit Committee ratifies the approval of such non-audit services by the Chair.

(1)   Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings, including out of pocket expenses.

(2)   For 2008, tax fees included $9,000 for tax consultations related to the filing of the IRS Form 338(h)(10) election which was an election to treat the stock sale of the retail division as an asset sale for tax purposes. For 2007 tax fees included solely tax compliance fees.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.  UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" SUCH RATIFICATION.

PROPOSAL NO. 3

REINCORPORATION VIA MERGER IN VERMONT

To accomplish the proposed change in the Company's state of incorporation from Delaware to Vermont, the Board of Directors has unanimously adopted an Agreement and Plan of Merger (the "Merger Agreement") between the Company and its newly formed, wholly-owned subsidiary, Rock of Ages Corporation ("Rock of Ages Vermont"). Under the Merger Agreement, the Company, a Delaware corporation, will be merged with and into Rock of Ages Vermont and each share of the Company's Common Stock, par value $.01 per share, will automatically be converted into one share of common stock, of Rock of Ages Vermont (the "Merger"). Upon completion of the Merger, the name of the surviving company will continue to be "Rock of Ages Corporation"

A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement. Copies of the Articles of Merger to be filed with the Vermont Secretary of State and the Certificate of Merger to be filed with the Delaware Secretary of State are attached, respectively, as Appendices B and C to this Proxy Statement. Rock of Ages Vermont was recently formed by the Company under the Vermont Business Corporation Act for the purpose of effecting the Merger. If the Merger is approved by the stockholders and the Merger is completed, the Vermont Business Corporation Act and the Articles of Incorporation and Bylaws of Rock of Ages Vermont will govern the rights of shareholders in the surviving entity. A copy of the Articles of Incorporation of Rock of Ages Vermont is attached as Appendix D to this Proxy Statement. A copy of the Bylaws of Rock of Ages Vermont is attached as Appendix E to this Proxy Statement. See "Comparative Rights of Stockholders of the Company and Rock of Ages Vermont" below for additional information.

Principal Features of the Merger

Upon the approval of the Merger by the Company's stockholders, the Company's Board of Directors will, as promptly as practicable, cause the Merger to be consummated on the Effective Date. Upon the consummation of the Merger, the separate existence of the Company will cease, and Rock of Ages Vermont, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each share of Class A and Class B Common Stock of the Company issued and outstanding immediately prior to the consummation of the Merger will, by virtue of the Merger, be converted into one share of Class A or Class B common stock, respectively, of Rock of Ages Vermont. Upon the consummation of the Merger, stock certificates which immediately prior to the Merger represented Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Rock of Ages Vermont common stock. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Rock of Ages Vermont. However, following the Effective Date of the Merger, if any stock certificates of the Company are submitted to Rock of Ages Vermont or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the same number of Rock of Ages Vermont shares will be delivered to the transferee or holder of such shares. This exchange of securities will be exempt from the registration requirements of the Federal securities laws.

Approval of the Merger Agreement and consummation of the Merger will not result in any change in the business, management, assets or liabilities of the Company. The directors of Rock of Ages Vermont following the Merger will be James L. Fox, Richard C. Kimball, Donald M. Labonte, Pamela G. Sheiffer, Kurt M. Swenson, Charles M. Waite, and Frederick E. Webster, Jr., unless different directors are elected to the Board of the Company at the Annual Meeting, in which case the elected directors of the Company will be the directors of Rock of Ages Vermont. On the Effective Date, the Rock of Ages Vermont Class A common stock will be eligible for trading on the NASDAQ Global Market, where the Class A Common Stock of the Company is currently traded.

Pursuant to the terms of the Merger Agreement, each option to purchase shares of Class A Common Stock of the Company outstanding immediately prior to the Effective Date of the Merger will become an option to purchase an equal number of shares of Rock of Ages Vermont Class A Common Stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option was granted. All employee benefit plans and other agreements and arrangements of the Company, including the Company's 2005 Stock Plan, will be continued by Rock of Ages Vermont upon the same terms and subject to the same conditions as in effect prior to the Merger.

If approved by the Company's stockholders, it is anticipated that the reincorporation by means of the Merger will be completed as soon as practicable after such vote. However, the Merger may be abandoned, and the Merger Agreement may be amended, either before or after stockholder approval if circumstances arise which, in the opinion of the Board of Directors, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval.

The Merger does not require the approval of any Federal or state regulatory agency.

Purpose of the Reincorporation via Merger

The Board of Directors determined to reincorporate the Company in Vermont primarily because of its desire to reduce corporate expenses. As a Delaware corporation, the Company is required to pay franchise fees to the State of Delaware. Delaware bases its franchise fees on the number of authorized shares of a company's stock, subject to a maximum fee of $165,000. Vermont, however, charges a flat filing fee of $35 per year, regardless of the number of authorized shares. In 2008, the Company paid approximately $160,000 in franchise taxes to Delaware.  The Vermont Business Corporation Act ("VBCA"), Title 11A of the Vermont Statutes Annotated, is a modern statute based on the Revised Model Business Corporation Act prepared by the Committee on Corporate Laws of the Section of Business Law of the American Bar Association.  The VBCA and the General Corporation Law of the State of Delaware (the "DGCL"), while different in some respects, are generally similar in overall approach (See the discussion under "Comparative Rights of Stockholders of the Company and Rock of Ages Vermont" below).

Comparative Rights of Stockholders of the Company and Rock of Ages Vermont

Upon consummation of the Merger, the outstanding shares of the Company's Class A and Class B Common Stock will be converted into an equal number of shares of Rock of Ages Vermont Class A and Class B common stock. Consequently, the Company's stockholders, whose rights as stockholders are currently governed by the DGCL and the Company's Certificate of Incorporation and By-laws (the "Delaware Charter Documents"), will become shareholders of Rock of Ages Vermont whose rights will be governed by the VBCA and the Articles of Incorporation and Bylaws for Rock of Ages Vermont (the "Vermont Charter Documents"). Copies of the Vermont Charter Documents which are proposed to be in effect upon the consummation of the Merger appear in this Proxy Statement as Appendices C and D.

The approval of the Merger will result in the same number of shares of authorized preferred, Class A and Class B common stock of Rock of Ages Vermont as under the current Delaware Charter Documents.  Under the current Delaware Charter Documents, the authorized capital consists of 2,500,000 shares of preferred stock, par value $.01 per share, 30,000,000 shares of Class A Common Stock, par value $.01 per share, and 15,000,000 shares of Class B Common Stock, par value $.01 per shares, for a total of 47,500,000 shares of capital stock.

In most respects, the rights of holders of Rock of Ages Vermont's Class A and Class B common stock will be similar to those of the Company. Certain aspects of the rights of holders of the Company's Common Stock and Rock of Ages Vermont common stock are discussed below. The following summary does not purport to be a complete statement of the rights of shareholders under applicable Vermont law and the Vermont Charter Documents as compared to the DGCL and the Delaware Charter Documents and is qualified in its entirety by reference to the DGCL and the VBCA.

Authorized Capital Stock

Delaware Provisions

The Company's authorized capital stock currently consists of 47,500,000 shares of capital stock, consisting of 2,500,000 shares of preferred stock, par value $.01 per share, 30,000,000 shares of Class A Common Stock, par value $.01 per share, and 15,000,000 shares of Class B Common Stock, par value $.01 per share. The Company's Class A Common Stock is entitled to one vote per share, and the Company's Class B Common Stock is entitled to 10 votes per share.

Vermont Provisions

Rock of Ages Vermont's authorized capital stock consists of 47,500,000 shares of capital stock, consisting of 2,500,000 shares of preferred stock, 30,000,000 shares of Class A Common Stock, and 15,000,000 shares of Class B Common Stock.

The authorized capital stock of Rock of Ages Vermont will not have a par value, because the VBCA does not recognize the concept of par value.  The Class A common stock of Rock of Ages Vermont is entitled to one vote per share, and the Class B common stock of Rock of Ages Vermont is entitled to 10 votes per share.  Thus, the authorized capital of Rock of Ages Vermont will consist of an equal number and class of shares as of the Company.

Charter

The DGCL requires the approval of the holders of shares having a majority of the votes of the stockholders entitled to vote, to approve proposed amendments to a corporation's charter, unless a greater vote is required by the certificate of incorporation.  The VBCA also requires the approval of the holders of shares having a majority of the votes entitled to be cast on a charter amendment, unless the articles of incorporation or the board of directors requires a greater vote, .

Both the Delaware Charter Documents and the Vermont Charter Documents require the affirmative vote of the stockholders who are entitled to cast at least 85% of the total number of votes to be cast, to amend, alter, change or repeal, or to adopt any provision as part of the Certificate of Incorporation (in the case of the Company) or the Articles of Incorporation (in the case of Rock of Ages Vermont) inconsistent with the purpose and intent of Article FIFTH (in relevant part, establishing a staggered board, and requiring a 66-2/3% vote of shareholders to remove a director - See "Classified Board of Directors"  and "Removal of Directors" below); Article SIXTH (establishing rules for calling special shareholder meetings and authorizing persons who may call such meetings) and Article SEVENTH (requiring a 66- 2/3% shareholder vote for amending the By-Laws).

Both states authorize the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. In each state, the holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. Both the Delaware Charter Documents and the Vermont Charter Documents grant the board of directors the right to fix the voting powers, designation, preferences, limitations, restrictions and rights of the preferred stock, but not the Class A or Class B Common Stock.

Amendment to Bylaws

Under both the Delaware Charter Documents and the Vermont Charter Documents, the Board of Directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the Company, subject to the power of stockholders to adopt, repeal, amend or rescind the bylaws by the affirmative vote of the stockholders who are entitled to cast at least 66-2/3% of the total number of votes to be cast at an election of the directors.

Stockholder Approval of Certain Business Combinations

Delaware Provisions

 Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any "business combination" with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder.  For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%) of the voting stock not owned by the interested stockholder.

Vermont Provisions

The VBCA has no such comparable provisions to Section 203 of the DGCL.  The VCBA does have a provision (Section 8.30(a)(3)) found in some other states, authorizing the board of directors to consider factors such as impacts on employees, suppliers, creditors and customers and community, the economy of the state, region and nation, and community and societal impacts, in determining the best interests of the corporation with respect to a proposed business combination.

The Company is not aware of any specific effort by any party to assume control of the Company.  Because the VBCA does not have a provision comparable to Section 203 of the DGCL, it may be easier for certain parties who would be interested stockholders under the DGCL to engage in a business combination with  the Company.  No such business combinations are known to be currently contemplated.

Classified Board of Directors

Delaware Provisions

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The Delaware Charter Documents provide that the board of directors of the Company shall be divided into three classes, Class I, Class II and Class III.  Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors.  Each class has a term of office of three years, and stockholders elect only one class each year.

Vermont Provisions

The VBCA also permits corporations to classify boards of directors in two, three, four or five classes. The Vermont Charter Documents provide for a classified board of directors which, at the 2010 Annual Shareholders' Meeting, will be divided into three classes, and each class will consist, as nearly as possible, of one-third of the total number of directors constituting the board of directors.   The term of office of directors serving in Class I will expire at the 2011 Annual Meeting of Shareholders of Rock of Ages Vermont; the term of office of directors serving in Class II will expire at the 2012 Annual Meeting of Shareholders of Rock of Ages Vermont; and the term of office of directors serving in Class III will expire at the 2013 Annual Meeting of Shareholders of Rock of Ages Vermont.

Shareholder Quorum and Voting

The DGCL and VBCA have the same basic quorum requirement for stockholder votes at meetings:  a majority of the votes entitled to be cast constitutes a quorum.  The Delaware quorum requirement may be reduced or increased by charter or bylaw provisions, but not to less then one-third of the shares entitled.  The Vermont quorum requirement may be increased by charter provisions.

The DGCL establishes the following basic stockholder voting rule:  a majority vote of stockholders present in person or by proxy is the act of the stockholders.  The VBCA provides that an action on a matter is approved by the shareholders if the votes cast in favor of the action exceed the votes cast against the action.  In effect, abstentions count as negative votes in Delaware, but not in Vermont.  The Delaware voting requirement may be increased or decreased by the charter or bylaws; the Vermont voting requirement may be increased by the charter.

As discussed above and below, special stockholder voting requirements may apply for certain actions, such as amendment of the charter.

Cumulative Voting

Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect a proportion of  the board of directors roughly corresponding to the proportion of votes held by such shareholder or group.

Neither the DGCL nor the VBCA grant stockholders cumulative voting rights, unless cumulative voting is authorized by the certificate or articles of incorporation.  The Company's current Delaware Charter Documents prohibit cumulative voting in the election of directors. Similarly, the Articles of Incorporation for Rock of Ages Vermont prohibit cumulative voting.

Vacancies

Under both the DGCL and the VBCA, vacancies on the board of directors during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed shall hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under both the Company's current Delaware Charter Documents, and the Rock of Ages Vermont Charter Documents, directors may be removed only for cause, by the affirmative vote of stockholders who are entitled to cast at least 66-2/3% of the total number of votes entitled to be cast.

Actions by Written Consent of Stockholders

Delaware Provisions

The DGCL provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Vermont Provisions

The VBCA permits action by unanimous consent of the shareholders and, if authorized in the articles of incorporation, action may be taken by the written consent of the holders of at least a majority of the shares entitled to vote on the action, and each shareholder is given prior notice of such action in writing.  The VBCA also requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.  Rock of Ages Vermont's Charter Documents authorize the taking of shareholder action by the written consent of the holders of at least a majority of the shares, having at least the number of votes required to approve the action at a meeting.

Stockholder Vote for Mergers and Other Corporate Transactions

Delaware Provisions

Unless the certificate of incorporation specifies a higher percentage, the DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  The Company's Certificate of Incorporation does not require a higher percentage to vote to approve certain corporate transactions.

Vermont Provisions

Under the VBCA, unless the articles of incorporation specify a higher percentage, the required shareholder vote for mergers and asset sales is a majority of the votes cast at a duly called meeting, so long as a quorum is present.  The board of directors must also approve the proposed transaction and recommend that it be submitted to a vote of the stockholders.  Under Rock of Ages Vermont's Charter Documents, a quorum is present when the holders of a majority of the common stock are represented at the meeting.  Rock of Ages Vermont's Articles of Corporation do not require a higher percentage to vote to approve certain transactions.

Both the DGCL and the VBCA authorize a merger or consolidation without approval by the stockholders of the surviving corporation if the shares of voting stock issued by  the surviving corporation in connection with the merger or consolidation do not exceed 20% of the number of shares of voting stock outstanding prior to the transaction, and certain other requirements are met.

Stockholders' Dissenter's Rights to Appraisal

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Delaware Provisions

Under the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD") or (ii) held of record by more than 2,000 stockholders. The DGCL does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock in exchange for assets or stock or in a merger with a subsidiary. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing.

Vermont Provisions

Under the VBCA, shareholders are entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of a merger; share exchange; or a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, including a sale in dissolution.  Shareholders are also entitled to dissent from an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it: (A) alters or abolishes a preferential right of the shares; (B) creates, alters, or abolishes a right in respect of redemption or repurchase, of the shares; (C) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (D) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (E) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash.

Availability of Appraisal Rights In This Transaction

Because the Company's Common Stock is currently listed on the NASDAQ Global Market, appraisal rights will not be available under the DCGL to the Company's shareholders in connection with the Merger with Rock of Ages Vermont.

Stockholder Inspection Rights

Delaware Provisions

The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

Vermont Provisions

Under the VBCA, a shareholder of a corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, accounting records of the corporation; and the record of shareholders, if: (i) the shareholder establishes that the demand is made in good faith and for a proper purpose; (ii) the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect; and (iii) the records are directly connected with the shareholder's purpose.  A shareholder is also entitled to inspect and copy, during regular business hours at the corporation's principal or registered office in Vermont, the basic organizational records for the corporation, including the charter, bylaws and shareholders' meeting minutes.

Dividends and Distributions

Delaware Provisions

The DGCL permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. The DCGL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.

Vermont Provisions

The VBCA prohibits distributions to shareholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; or (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Current Dividend Policy

The Company has paid dividends in the past, but has not paid a dividend since 2005.  The Company's credit facility requires lender consent before the Company may pay any dividend.  Neither the Company nor Rock of Ages Vermont has any current plans to pay any dividends on its Common Stock.in 2009.  The payment of dividends, if any, is within the discretion of the board of directors of Rock of Ages Vermont and will depend upon Rock of Ages Vermont's earnings and cash flow, its capital requirements and financial condition, availability of lender consent and other relevant factors. The board of directors of Rock of Ages Vermont intends in 2009 to continue to use excess cash flow from operations to reduce debt as was the case in 2007 and 2008. ..

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter Documents provide that a director will not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

Vermont Provisions

The VBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional or reckless infliction of harm on the corporation or the shareholders; (iii) liability for unlawful distributions; or (iv) an intentional or reckless criminal act.

The Vermont Charter Documents provide that a director of the Company will not be personally liable to the corporation or its shareholders for monetary damages for any conduct as a director to the fullest extent permitted by the VBCA. This provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care.

Director Conflicting Interest Transactions

Delaware Provisions

The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because the director or officer's vote is counted for such purpose if (i) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.  The Delaware Charter Documents adopt the provisions of the DGDL with respect to director conflicting interest transactions.

Vermont Provisions

The VBCA follows the same basic approach to director conflicting interest transactions as the DGCL:  contracts or transactions are not voidable solely because of the relationship between corporate and director, as long as they are approved by disinterested directors or shareholders or fair to the corporation.  However, the VBCA provides bright-line rules for director conflicting interest transactions, defining director conflicting interest transactions in great detail, and setting forth specific procedural steps that must be undertaken to authorize such transactions.  The Vermont Charter Documents authorize the board of directors of the Company to utilize the special authorization process in the VBCA for any transaction where there is a potential conflict of interest.

Indemnification of Officers and Directors

Both the VBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Charter Documents provides that the Company shall indemnify its present and former directors and officers to the maximum extent permitted by the DGCL and that such indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.  The Company's Bylaws provide that it shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Vermont Provisions

The VBCA provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (i) the director conducted himself or herself in good faith; and (ii) the director reasonably believed: (A) in the case of conduct in the director's official capacity with the corporation, that the director's conduct was in its best interests; and (B) in all other cases, that the director's conduct was at least not opposed to its best interests; and (iii) in the case of any proceeding brought by a governmental entity, the director had no reasonable cause to believe his or her conduct was unlawful, and the director is not finally found to have engaged in a reckless or intentional unlawful act.

The VBCA provides that a corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (ii) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The Vermont Charter Documents authorize indemnification of directors, officers, employees and agents of the Company to the maximum extent permitted by the VBCA.

Federal Income Tax Consequences of the Merger

The following is a summary discussion of certain Federal income tax consequences of the Merger to stockholders who receive Rock of Ages Vermont common stock in exchange for their Common Stock of the Company. The discussion does not address all the Federal income tax consequences of the Merger and, in particular, does not address the Federal income tax consequences that may be relevant to particular stockholders, such as dealers in securities, holders of stock options or those stockholders who acquired their shares upon the "exercise" of stock options.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the Federal income tax consequences of the Merger under the Internal Revenue Code of 1986, as amended (the "Code"). The Company is of the opinion, however, that: (a) the Merger will constitute a tax-free reorganization under section 368(a) of the Code; (b) no gain or loss will be recognized by holders of the Company's Common Stock upon receipt of Rock of Ages Vermont common stock pursuant to the Merger; (c) the aggregate tax basis of Rock of Ages Vermont common stock received by each stockholder will be the same as the aggregate tax basis of the Common Stock of the Company held by such stockholder immediately prior to the Merger; and (d) the holding period of Rock of Ages Vermont common stock received by each stockholder will include the period during which such stockholder held the Company's Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by such stockholder as a capital asset at the time of the Merger.

Although the Company is of the opinion that the Federal income tax consequences to the Merger will be as described above, such opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position. There can be no assurance that the Federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the shareholders of the parties to the Merger.

A successful IRS challenge to the tax-free status of the Merger would result in a stockholder recognizing gain or loss with respect to each share of the Company Common Stock surrendered equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the Merger, of Rock of Ages Vermont common stock received in exchange therefore. In such event, a stockholder's aggregate basis in the shares of Rock of Ages Vermont common stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held the Company Common Stock.

No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign tax laws. In addition, the Federal income tax discussion set forth above is for general information only. Because the stockholders' tax circumstances may differ, stockholders are urged to consult their own tax advisors with respect to these and other tax consequences of the reincorporation.

ANY TAX ADVICE OR INFORMATION IN THIS WRITTEN OR ELECTRONIC COMMUNICATION (INCLUDING ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY A CLIENT, TAXPAYER OR ANY OTHER PERSON OR ENTITY FOR THE PURPOSE OF (i) AVOIDING PENALTIES THAT MAY BE IMPOSED ON ANY TAXPAYER BY ANY GOVERNMENTAL TAXING AUTHORITY OR AGENCY OR (ii) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

Exchange of Certificates

Upon the Merger becoming effective, each outstanding share of the Company Class A Common Stock will be converted into one fully paid and non-assessable Class A share of Rock of Ages Vermont common stock and each outstanding Class B Common Stock will be converted into one fully paid and non-assessable Class B Share of Rock of Ages Vermont common stock. Stockholders are requested, but are not required, to exchange their current share certificates for shares of Rock of Ages Vermont. Stockholders who desire to exchange their shares may do so following consummation of the merger by surrendering them to the Company's transfer agent, American Stock Transfer & Trust Company with its principal offices in New York City, who will issue new certificates for shares of Rock of Ages Vermont common stock upon receipt of old share certificates. Delivery of stock certificates issued by the Company prior to the effectiveness of the Merger will constitute "good delivery" of shares in transaction subsequent to the Merger. Certificates of Rock of Ages Vermont will be issued with respect to transfers consummated after the effectiveness of the Merger.

Other Regulatory Requirements

Except as set forth above, no Federal or state regulatory requirements must be complied with nor must approvals be obtained in connection with the Merger, except under Federal securities laws applicable to proxy solicitations.

Rule 144

Under Rule 144 under the Securities Act of 1933, as amended, the holding period for Rock of Ages common stock received in exchange for Company Common Stock will include the period during which Company Common Stock was held.

Required Approvals

The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock is required for approval of the Merger.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO REINCORPORATE THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF VERMONT BY MERGING THE COMPANY INTO ITS WHOLLY OWNED VERMONT SUBSIDIARY OF THE SAME NAME.

OTHER MATTERS

                The Board of Directors does not know of any other matters to come before the annual meeting other than those described above.  However, if any such other matters shall properly come before the annual meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy card(s) to exercise such proxies and thus vote the shares represented thereby in accordance with their best judgment to the extent permitted by the applicable rules of the Securities and Exchange Commission.  Discretionary authority for them to do so is contained in the enclosed proxy card(s).

STOCKHOLDER PROPOSALS

                Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2010 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 27, 2010 and must otherwise satisfy the conditions established by the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

                Under our Amended and Restated By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2010 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company which is received at the Company's principal executive offices no earlier than February 21, 2010 and not later than March 23, 2010.  The notice must contain certain information as specified in our Amended and Restated By-Laws.  Any such proposal received after March 23, 2010 will not be considered "timely" under the federal proxy rules for purposes of determining whether the proxies designated by the Company for such meeting may use discretionary authority to vote on such proposal.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

                Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 25, 2009.

                The Proxy Statement and Annual Report to Stockholders are available at www.rockofages.com.

ANNUAL REPORT AND FORM 10-K

                The Company is sending, prior to or concurrently with this proxy statement, to all of its stockholders of record as of April 28, 2009, a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2008.  The 2008 Annual Report includes the Company's audited consolidated financial statements for the fiscal year ended December 31, 2008.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (excluding exhibits) as filed with the Securities and Exchange Commission is available without charge upon written request by any stockholder to Rock of Ages Corporation, 560 Graniteville Road, Graniteville, Vermont 05654, Attention:  Investor Relations.

By Order of the Board of Directors

Richard C. Kimball

Secretary

Graniteville, Vermont

May 15, 2009

APPENDIX A

AGREEMENT AND PLAN OF MERGER

Agreement and Plan of Merger by and between ROCK OF AGES CORPORATION, a Vermont corporation (hereinafter, "Rock of Ages Vermont" or the "Surviving Corporation"), and ROCK OF AGES CORPORATION, a Delaware corporation (hereinafter, "Rock of Ages Delaware" or the "Merged Corporation").

W I T N E S S E T H:

WHEREAS, the authorized capital stock of Rock of Ages Delaware consists of 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, $.01 par value per share, 30,000,000 shares of Class A Common Stock, $.01 par value per share, and 15,000,000 shares of Class B Common Stock, $.01 par value per share; the authorized capital stock of Rock of Ages Vermont consists of 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, 30,000,000 shares of Class A Common Stock, and 15,000,000 shares of Class B Common Stock;

WHEREAS, the Boards of Directors of the Surviving Corporation and the Merged Corporation have determined that it would be in the best interests of both corporations to merge and thereafter carry on the business of both corporations as the business of the Surviving Corporation; and

WHEREAS, this merger is authorized by and shall be carried out in accordance with the Delaware General Corporation Law, Title 8, sec 101 et. seq. (the "DGCL"), and the Vermont Business Corporation Act ("VBCA"), Title 11A, Vermont Statutes Annotated ("VSA");

NOW, THEREFORE, in consideration of the mutual agreements herein contained and in order to prescribe the terms and conditions of the merger, the parties hereto agree as follows:

ARTICLE
MERGER

1.1              Merger.  The Merged Corporation shall be merged into the Surviving Corporation, which shall be the surviving corporation.

1.2              Continued Existence and Effect.  Except as specifically provided herein, (a) the corporate existence of the Surviving Corporation with all of its purposes, powers, objects and rights shall continue unaffected and unimpaired by the merger and (b) the corporate existence and rights of the Merged Corporation shall be merged in the Surviving Corporation and the Surviving Corporation shall be fully vested therewith. Upon the merger becoming effective, the separate existence of the Merged Corporation shall cease.

ARTICLE II
ARTICLES OF INCORPORATION AND BYLAWS

2.1              Articles of Incorporation.  The Articles of Incorporation of the Surviving Corporation as in effect immediately prior to the merger shall continue to be the Articles of Incorporation of the Surviving Corporation unless and until amended by appropriate action of the Surviving Corporation in accordance with applicable law.

2.2              Bylaws.  The Bylaws of the Surviving Corporation as in effect immediately prior to the merger shall continue to be the Bylaws of the Surviving Corporation unless and until amended by appropriate action of the Surviving Corporation in accordance with applicable law.

ARTICLE III
DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

The incumbent directors and officers of the Surviving Corporation have been elected or appointed according to applicable law and shall continue to serve in their current capacities from the date the merger becomes effective (the "Effective Date") until their respective successors are elected or appointed and have qualified in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, as from time to time amended and in effect.

ARTICLE IV
CONVERSION AND CANCELLATION OF SHARES
AND CONVERSION OF OPTIONS IN THE MERGER

4.1              Surviving Corporation's Shares Unaffected by the Merger.  The shares of the Surviving Corporation (hereinafter, the "Shares of the Surviving Corporation") heretofore authorized (whether issued or unissued, including any shares held in the Surviving Corporation's treasury) shall remain unchanged as a result of the merger and shall be deemed to be Shares of the Surviving Corporation.

4.2              Conversion of Merged Corporation's Shares.  On the Effective Date, each Class A Common Share, par value $.01 per share, of the Merged Corporation (the "Merged Corporation Class A Common Stock") authorized and issued, whether outstanding or held in the Merged Corporation's treasury; and each Class B Common Share, $.01 par value per share, of the Merged Corporation (the Merged Corporation Class B Common Stock) (such shares of the Merged Corporation being collectively referred to as "Shares of the Merged Corporation"), shall, by virtue of the merger and without any action on the part of the holders thereof, be changed and converted into (i) in the case of the Merged Corporation Class A Common Stock, one fully paid and non-assessable share of Class A Common Stock of the Surviving Corporation ("Surviving Corporation Class A Common Stock"); and (ii) in the case of the Merged Corporation Class B Common Stock, one fully paid and non-assessable share of Class B Common Stock of the Surviving Corporation (Surviving Corporation Class B Common Stock"). On the Effective Date, the share transfer books of the Merged Corporation shall be deemed closed and no transfer of Shares of the Merged Corporation shall be made thereafter.

4.3              Conversion and Adjustment of Merged Corporation Options. The Surviving Corporation shall, by appropriate corporate action as of the Effective Date, ratify, adopt and confirm, and assume all of the obligations of the Merged Corporation under, the Rock of Ages Corporation Amended and Restated 1994 Stock Plan and/or the Rock of Ages Corporation 2005 Stock Plan (the "Option Plans").  Accordingly, as of the Effective Date, each option to purchase a share of Merged Corporation Class A Common Stock shall be and become an option (the "Surviving Corporation Option") to purchase one share of Surviving Corporation Class A Common Stock at an exercise price equal to the exercise price set forth in such option.

As of the Effective Date, except as provided herein, each Surviving Corporation Option shall be exercisable upon the same terms and conditions as set forth in each option agreement relating thereto which, in accordance with the provisions hereof and the Option Plans, was converted into such Surviving Corporation Option.

ARTICLE V
TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES

5.1              Assets and Liabilities.  After the Effective Date:

(a)                the Surviving Corporation shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, immunities, powers and franchises (both of a public as well as of a private nature) and all of the property (real, personal and mixed) of the Merged Corporation and the title to or any interest in real estate vested in either of the corporations shall not revert or be in any way impaired by reason of the merger;

(b)               all debts due to the Merged Corporation on whatever account and other choses in action and every other interest belonging to or due to the Merged Corporation shall be taken and deemed to be transferred and vested in the Surviving Corporation;

(c)                all claims, demands, property, rights, privileges, immunities, powers, franchises and every other interest of the Merged Corporation shall be as effectively the property of the Surviving Corporation as they were of the Merged Corporation;

(d)               all debts, liabilities, duties and obligations of the Merged Corporation shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, duties and obligations had been incurred or contracted by the Surviving Corporation, so that (i) any claim existing or action or proceeding pending by or against the Merged Corporation may be prosecuted as if the merger had not taken place, (ii) the Surviving Corporation may be substituted in place of the Merged Corporation and (iii) neither the rights of creditors on or any liens upon the property of the Merged Corporation shall be impaired by the merger; and

(e)                the Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all duties and liabilities of a corporation organized under the VBCA.

5.2              Further Assurances.  As and when requested by the Surviving Corporation, or by its successors or assigns, the Merged Corporation will execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the Merged Corporation acquired by the Surviving Corporation by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof. In connection therewith, the officers and directors of the Merged Corporation and the officers and directors of the Surviving Corporation are fully authorized to take any and all such action.

5.3              Accounting Treatment.  The assets and liabilities of the Merged Corporation shall be taken up on the books of the Surviving Corporation in accordance with generally accepted accounting principles, and the capital surplus and retained earnings accounts of the Surviving Corporation shall be determined, in accordance with generally accepted accounting principles, by the Board of Directors of the Surviving Corporation. Nothing herein shall prevent the Board of Directors of the Surviving Corporation from making any further changes in its accounts in accordance with the provisions of law.

ARTICLE VI
EXECUTION

The proper officers of the Merged Corporation and the Surviving Corporation shall make, execute and file whatever certificates and documents are required by the laws of the State of Vermont and shall do all acts and things which may be in any way necessary or proper to effect this Agreement and Plan of Merger and the merger provided for herein.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed by their officers duly authorized all as of the __________ day of __________, 2009.

WITNESS:	Surviving Corporation:

ROCK OF AGES CORPORATION
(a Vermont corporation)

By:______________________________
Name: Donald M. Labonte
Title: President and CEO

Merged Corporation:

ROCK OF AGES CORPORATION
(a Delaware corporation)

By:______________________________
Name: Donald M. Labonte
Title: President and CEO

(Signature Page to Agreement and Plan of Merger - Rock of Ages Corporation)

APPENDIX B

ARTICLES OF MERGER

of

ROCK OF AGES CORPORATION (a Delaware corporation)

with and into

ROCK OF AGES CORPORATION (a Vermont corporation)

(to be filed with the Vermont Secretary of State

pursuant to 11A V.S.A. § 11.05)

ROCK OF AGES CORPORATION, a Vermont corporation, hereby adopts the following Articles of Merger:

FIRST:  The name and place of incorporation of the corporation that shall survive the merger is ROCK OF AGES CORPORATION, a Vermont corporation (the "Surviving Corporation").  The name and place of incorporation of the corporation that shall be merged with and into the Surviving Corporation is ROCK OF AGES CORPORATION, a Delaware corporation (the "Merged Corporation").

SECOND:  The Agreement and Plan of Merger by and between the Surviving Corporation and the Nonsurviving Corporation (the "Plan of Merger") is attached hereto as Exhibit A and incorporated herein by reference.  The Plan of Merger has been approved, adopted, executed, certified and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 251 and 252 of the Delaware General Corporation Law, Title 8 of the Delaware Code, and Sections 11.05 and 11.07 of the Vermont Business Corporation Act, Title 11A of the Vermont Statutes Annotated.

THIRD:

A.        SURVIVING CORPORATION AUTHORIZED SHARES:  The authorized capital stock of the Surviving Corporation totals 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, of which no shares are issued and outstanding, 30,000,000 shares of Class A common stock, of which __________ shares are issued and outstanding, and 15,000,000 shares of Class B common stock, of which __________ shares are issued and outstanding.  The  holders of the Class A common stock of the Surviving Corporation are entitled to one vote per share, and the holders of the Class B common stock of the Surviving Corporation are entitled to ten votes per share, and to vote together as a single class on the Plan of Merger.  The holders of the issued and outstanding Class A common stock and Class B common stock together hold a total of __________ votes.

(B)       MERGED CORPORATION AUTHORIZED SHARES:  The authorized capital stock of the Merged Corporation totals 47,500,000 shares, consisting of 2,500,000 shares of preferred stock, $.01 par value per share, of which no shares are issued and outstanding, 30,000,000 shares of Class A common stock, $.01 par value per share, of which __________ shares are issued and outstanding, and 15,000,000 shares of Class B common stock, $.01 par value per share, of which __________ shares are issued and outstanding.  The holders of the Class A common stock of the Merged Corporation are entitled to one vote per share and the holders of the Class B common stock of the Merged Corporation are entitled to ten votes per share, and to vote together as a single class on the Plan of Merger.  The holders of the issued and outstanding Class A common stock and Class B common stock together hold a total of __________ votes.

FOURTH:

A.        SURVIVING CORPORATION VOTE:  The shareholders of the Surviving Corporation have voted __________ shares of Class A common stock and __________ shares of Class B common stock, a total of _________ votes, FOR the Plan of Merger.  The votes FOR the Plan of Merger constitute a majority of all the votes entitled to be cast by the shareholders of the Surviving Corporation, and are sufficient for approval of the Plan of Merger.

B.        MERGED CORPORATION VOTE:  The shareholders of the Merged  Corporation have voted __________ shares of Class A common stock and __________ shares of Class B common stock, a total of _________ votes, FOR the Plan of Merger.  The votes FOR the Plan of Merger constitute a majority of the all the votes entitled to be cast by the shareholders of the Merged Corporation, and are sufficient for approval of the Plan of Merger.

IN WITNESS WHEREOF, a duly officer of the Surviving Corporation has executed these Articles of Merger this ___ day of ______________, 2009.

ROCK OF AGES CORPORATION
(a Vermont corporation)

By:____________________________________
Name: Laura A. Plude
Title: Assistant Secretary

APPENDIX C

CERTIFICATE OF MERGER

of

ROCK OF AGES CORPORATION (a Delaware corporation)

with and into

ROCK OF AGES CORPORATION (a Vermont corporation)

(to be filed with the Delaware Secretary of State

pursuant to 8 Del. Code § 252)

ROCK OF AGES CORPORATION, a Vermont corporation, hereby adopts the following Certificate of Merger:

 FIRST:  The name and place of incorporation of the corporation that shall survive the merger is ROCK OF AGES CORPORATION, a Vermont corporation (the "Surviving Corporation").  The name and place of incorporation of the corporation that shall be merged with and into the Surviving Corporation is ROCK OF AGES CORPORATION, a Delaware corporation (the "Merged Corporation").

SECOND:  An Agreement and Plan of Merger by and between the Surviving Corporation and the Nonsurviving Corporation (the "Agreement of Merger") has been approved, adopted, executed, certified and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 251 and 252 of the Delaware General Corporation Law, Title 8 of the Delaware Code, and Sections 11.05 and 11.07 of the Vermont Business Corporation Act, Title 11A of the Vermont Statutes Annotated.  A copy of the Agreement of Merger is on file at the registered office of the Surviving Corporation, having a street address of 560 Graniteville Road, Graniteville, Vermont  05654.  A copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the Merged Corporation or the Surviving Corporation.

THIRD:  The Articles of Incorporation of Surviving Corporation as in effect immediately prior to the merger shall continue to be the articles of incorporation for the surviving corporation, unless and until amended by appropriate action of the Surviving Corporation in accordance with applicable law.

FOURTH:  The Surviving Corporation hereby agrees that it may served with process in the State of Delaware in any proceeding for enforcement of an obligation of the Merged Corporation, as well as for enforcement of an obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings, and hereby irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or other proceedings.  A copy of such process shall be mailed by the Delaware Secretary of State to the registered office of the Surviving Corporation, having a street address of 560 Graniteville Road, Graniteville, Vermont  05654.

IN WITNESS WHEREOF, a duly officer of the Surviving Corporation has executed and acknowledged this Certificate of Merger this ___ day of ______________, 2009.

ROCK OF AGES CORPORATION
(a Vermont corporation)

By:______________________________________
Name: Laura A. Plude
Title: Assistant Secretary

APPENDIX D

ARTICLES OF INCORPORATION
OF ROCK OF AGES CORPORATION

THE UNDERSIGNED, ACTING AS INCORPORATOR OF A CORPORATION UNDER THE VERMONT BUSINESS CORPORATION ACT, ADOPTS THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

FIRST:  The name of the Corporation is "Rock of Ages Corporation" (hereinafter the "Corporation").

SECOND:  The street address of the initial registered office of the Corporation in the State of Vermont is 560 Graniteville Road, Graniteville, Vermont  05654.  The name and street address of the initial registered agent of the Corporation is Laura A. Plude, 560 Graniteville Road, Graniteville, Vermont  05654.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the general business corporation laws of the State of Vermont.  The Corporation will have perpetual existence.

FOURTH:  The total number of shares of stock which the Corporation shall have authority to issue is 47,500,000 share of capital stock, consisting of (i) 2,500,000 shares of preferred stock ("Preferred Stock"), (ii) 30,000,000 shares of Class A common stock ("Class A Common Stock"), and (iii) 15,000,000 shares of Class B common stock ("Class B Common Stock" and, together with Class A Common Stock, "Common Stock").

A.     COMMON STOCK

(1)     Relative Rights of Preferred Stock and Common Stock.  All preferences, limitations and relative rights of the Common Stock are expressly made subject to those that may be fixed with respect to any shares of Preferred Stock.

(2)     Voting Rights.

(a)     Except as otherwise required by law or these Articles of Incorporation, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall vote together as a single class, provided, however, that with respect to each matter properly brought before the shareholders for their consideration and vote, each share of Class A Common Stock shall entitle the registered holder thereof to one vote and, subject to subparagraph (b) immediately below, each share of Class B Common Stock shall entitle the registered holder thereof to ten votes. There shall be no cumulative voting by the holders of the Common Stock.

(b)     Notwithstanding the immediately preceding subparagraph (a), in the case of each share of Class B Common Stock held of record by a bank, voting trustee, broker, dealer, clearing agency or any other person as nominee of the beneficial owner of such share, if (i) the Corporation or the transfer agent for the Class B Common Stock (which may be either the Corporation or any third party retained by it for such purpose) delivers to such record holder a written request (a "Certification Request") that such record holder certify, on a form provided to such record holder with such Certification Request (a "Class B Common Stock Ownership Certificate"), that such share of Class B Common Stock held of record by such record holder has been and continues to be beneficially owned continuously from the date of issuance by the original beneficial owner (whose name and address must be certified to the Corporation by such record holder as part of the Class B Common Stock Ownership Certificate), or by a Permitted Transferee (as defined in paragraph A(4) of Article Fourth hereof) of such original beneficial owner, and (ii) such record holder has not within twenty (20) days after delivery to such record holder of a Certification Request, duly executed and filed with the transfer agent for the Class B Common Stock a Class B Common Stock Ownership Certificate, each such share of Class B Common Stock held by such record holder shall entitle such record holder to only one vote unless and until such record holder establishes to the satisfaction of the Corporation that such share of Class B Common Stock has been, and continues to be, beneficially owned continuously from the date of issuance by the original beneficial owner or a Permitted Transferee of such original beneficial owner.

(3)     Conversion.

(a)     Each share of Class B Common Stock shall be convertible at any time, at the option of the registered holder thereof, into one fully paid and non-assessable share of Class A Common Stock of the Corporation.

(b)     No fractional shares of Class A Common Stock shall be issued upon such conversion, but in lieu thereof the Corporation shall pay to the holder an amount in cash equal to the fair market value (as determined by the Corporation's Board of Directors) of such fractional share.

(c)     To convert shares of Class B Common Stock under this paragraph A(3), the registered holder thereof shall surrender the certificate or certificates representing such shares, duly endorsed to the Corporation or in blank (which endorsement shall correspond exactly with the name or names of the registered holder or holders set forth on the face of the certificates and on the stock transfer records of the Corporation), at the office of the transfer agent for the shares of Class B Common Stock (which may be either the Corporation or any third party retained by it for such purpose), and shall give written notice to the transfer agent and the Corporation that such holder elects to convert all or part of the shares represented thereby, stating therein the name or names (with the address or addresses) in which the certificate or certificates for shares of Class A Common Stock are to be issued.

(d)     If the registered holder fully complies with the immediately preceding subparagraph (c), the Corporation shall, as soon as practicable thereafter, deliver (if the Corporation is then the transfer agent for the shares of Class B Common Stock), or instruct the transfer agent to deliver, to such holder, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, rounded to the nearest whole number of shares, and a check for any amount payable hereunder in lieu of any fractional share, along with a certificate representing any shares of Class B Common Stock that the holder has not elected to convert hereunder but which constituted part of the shares of Class B Common Stock represented by the certificate or certificates surrendered.

(e)     Shares of Class B Common Stock shall be deemed to have been converted as of the close of business on the date of the due surrender of the certificates representing the shares to be converted as provided above, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock at such time.

(f)     If the Corporation shall in any manner split or subdivide the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of Common Stock shall be split or subdivided in the same manner, proportionately and on the same basis per share.

(g)     When shares of Class B Common Stock have been converted pursuant to this paragraph A(3), they shall be irrevocably canceled and not reissued.

(4)     Transfers of Class B Common Stock.  No holder of shares of Class B Common Stock shall transfer, and the Corporation shall not register (and shall not permit the transfer agent for the Class B Common Stock to register) the transfer of, any shares of Class B Common Stock or any interest therein, whether by sale, assignment, gift, bequest, pledge, hypothecation, encumbrance, or any other disposition, except to a "Permitted Transferee" of such person (as defined below).  If a holder of shares of Class B Common Stock transfers any such shares to any person or entity other than a Permitted Transferee, such transfer, without any further action of any party or the Corporation, shall automatically and irrevocably convert such shards into an equal number of shares of Class A Common Stock from the date of such transfer. "Permitted Transferee" shall mean only:

(a)     the spouse and any lineal descendant (including adopted children) of any person duly holding shares of Class B Common Stock (a "Qualified Holder"), and any spouse of any such lineal descendant (all such spouses and lineal descendants being hereinafter referred to as "Family Members");

(b)     the trustee of a trust for the sole benefit of a Qualified Holder or Family Member;

(c)     a partnership comprised exclusively of Qualified Holders or Family Members or a corporation or limited liability company wholly owned by Qualified Holders or Family Members, provided, however, that as of the date that such partnership, corporation or limited liability company is no longer comprised exclusively of or owned exclusively by Qualified Holders or Family Members, such partnership, corporation or limited liability company will no longer be a Permitted Transferee and any Class B Common Stock held by it shall automatically and irrevocably converted into Class A Common Stock without any further action of any party or the Corporation;

(d)     or the executor, administrator or personal representative of the estate of a Qualified Holder or of any Family Member, or the guardian or conservator of a Qualified Holder or any Family Member who has been adjudged disabled by a court of competent jurisdiction.

(5)     Dividends.  Subject to the preferential rights of holders of Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when, as and if declared by the board of directors of the Corporation (the "Board of Directors"), out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.  No dividend shall be declared or paid in respect of any Common Stock unless the holders of both the Class A Common Stock and the Class B Common Stock receive the same per share dividend, payable in the same amount and type of consideration, as if such classes constituted a single class, except that if any dividend is declared that is payable in shares of, or in subscription or other rights to acquire shares of, Class A Common Stock or Class B Common Stock, such dividend shall be declared and paid at the same rate per share with respect to the Class A Common Stock and the Class B Common Stock, and the dividend payable on shares of Class A Common Stock shall be payable only in shares of, or in subscription or other rights to acquire shares of, Class A Common Stock and the dividend payable on shares of Class B Common Stock shall be payable only in shares of, or in subscription or other rights to acquire shares of, Class B Common Stock.

(6)     Dissolution, Liquidation or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to holders of shares of Preferred Stock, unless otherwise required by law, holders of shares of Common Stock shall entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock held by them respectively.  The holders of the Class A Common Stock and the Class B Common Stock shall participate in such assets as if such classes constituted a single class of stock.  A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this paragraph A(6), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

B.     PREFERRED STOCK

(1)     General.  The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences, limitations and relative rights, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series.

FIFTH:  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

(1)     The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, subject to any limitation set forth in these Articles of Incorporation.

(2)     The Board of Directors shall have a minimum of three members and a maximum of fifteen members.  The number of directors may be fixed or changed from time to time, within the minimum and maximum, by a resolution adopted by a majority of the entire Board of Directors serving at the time of that vote.  No decrease in the number of directors shall shorten the term of any incumbent director.

(3)     In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to any limitations imposed by these Articles of Incorporation, and any bylaw provisions adopted by the shareholders; provided, however, that no bylaws provisions hereafter adopted by the shareholders shall invalidate any prior act of the directors which would have been valid if such bylaws provisions had not been adopted.

(4)     The initial Board of Directors shall consist of the following individuals:

James L. Fox

Richard C. Kimball

Donald M. Labonte

Pamela G. Sheiffer

Kurt M. Swenson

Charles M. Waite

Frederick E. Webster, Jr.

The terms of all initial directors shall expire at the first shareholders' meeting at which directors are elected.

(5)     The directors shall be divided into three classes designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.  At the first shareholders' meeting at which directors are elected, the Class I directors shall be elected for a term that expires at the first annual meeting of the shareholders after such election; the Class II directors shall be elected for a term that expires at the second annual meeting of the shareholders after such election; and the Class III directors shall be elected for a term that expires at the third annual meeting of the shareholders after such election.  At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a term that expires at the third annual meeting of the shareholders after such election.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be duly elected and shall duly qualify, subject, however, to prior death, resignation or removal from office.  Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office, and any other vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the directors then remaining in office, even if less than a quorum is present, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor and shall hold office until his successor shall be duly elected and shall duly qualify, subject, however, to prior death, resignation or removal from office.

(6)     A majority of the entire Board of Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in these Articles of Incorporation, the vote of a majority of such quorum shall be required in order for the Board of Directors to act.

(7)     Any director may be removed from office as a director, but only for cause, by the affirmative vote of shareholders who are entitled to cast at least two-thirds (66 2/3%) of the total number of votes entitled to be cast for the election of directors.

(8)     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders; the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the instrument creating such class or series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

SIXTH:  Special meetings of shareholders, for any purpose or purposes, may be called by (i) the Chairman of the Board of Directors (if there be one), (ii) the President of the Corporation, (iii) any Vice President of the Corporation (if there be one), (iv) the Secretary of the Corporation or (v) any Assistant Secretary of the Corporation (if there be one), and shall be called by any such officer at the request in writing of a majority of the Board of Directors, or upon the written demand of shareholders who are entitled to cast at least ten percent (10%) of the total number of votes to be cast on any issue proposed to be considered at the special meeting.

SEVENTH:  The initial Board of Directors shall adopt bylaws for the Corporation, containing provisions for managing the business and regulating the affairs of the Corporation.  The Board of Directors is expressly authorized and empowered to adopt, amend or repeal the bylaws of the Corporation, unless the shareholders in adopting, amending or repealing a particular bylaw provide expressly that the Board of Directors may not amend or repeal the bylaw.  The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend or repeal the Corporation's bylaws. The bylaws of the Corporation also may be adopted, amended or repealed by the affirmative vote of shareholders who are entitled to cast at least two thirds (66 2/3%) of the total number of votes to be cast at an election of directors.

EIGHTH:  To the fullest extent now or hereafter permitted by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action or failure to take action as a director.  Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

NINTH:  Meetings of shareholders shall be held within the State of Vermont, unless permitted by the bylaws of the Corporation to be held outside the State of Vermont.  The records of the Corporation may be kept within or outside the State of Vermont at such place or places as may be designated in the bylaws of the Corporation or otherwise designated from time to time by the Board of Directors, subject to any provisions of law requiring that certain records be kept at the Corporation's registered or principal office in the State of Vermont.

TENTH:  To the fullest extent now or hereafter permitted by law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by one or more written consents describing the action taken, signed by the holders of at least a majority of all of the shares entitled to vote on the action, having not less than the minimum number of votes that would be necessary to take the action at a meeting at which all shares entitled to vote on the action were present and voted.

ELEVENTH:  The Corporation reserves the right to amend these Articles of Incorporation at any time to add, change or delete one or more provisions of these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation (and in addition to any other vote that may required by law), the affirmative vote of shareholders who are entitled to cast at least eighty five percent (85%) of the total number of votes to be cast, shall be required to amend these Articles of Incorporation to change or delete any provision of, or to add any provision inconsistent with the purpose and intent of, Articles FIFTH, SIXTH or SEVENTH, or this Article ELEVENTH, of these Articles of Incorporation.

IN WITNESS WHEREOF, the undersigned incorporator has caused these Articles of Incorporation to be executed this ___ day of __________, 2009.

By:______________________________
Laura A. Plude, Incorporator
560 Graniteville Road
Graniteville, Vermont 05654

APPENDIX E

BYLAWS

OF

ROCK OF AGES CORPORATION

ARTICLE I
ORGANIZATION

Section 1.     Articles of Incorporation.  Rock of Ages Corporation (hereinafter called the "Corporation") was formed as a general business corporation under the Vermont Business Corporation Act, 11A V.S.A. § 1.01 et seq., by filing Articles of Incorporation with the Vermont Secretary of State on __________, 2009 (as amended from time to time, the "Articles of Incorporation").

Section 2.     Bylaws.  These Bylaws contain provisions for managing the business and regulating the affairs of the Corporation, in additional to those provisions set forth in the Articles of Incorporation and applicable law.  The provisions of the Articles of Incorporation are hereby made a part of these Bylaws.

Section 3.     Name; Purposes, Powers; Duration.  The name, purposes, powers and duration of the Corporation shall be as set forth in the Articles of Incorporation for the Corporation.

Section 4.     Registered Office.  The registered office of the Corporation shall be in the Town of Barre, County of Washington, State of Vermont, The street address of the initial registered office of the Corporation shall be as set forth in the Articles of Incorporation.  The registered office of the Corporation in the State of Vermont may be changed as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine.

Section 5.     Other Offices.  The Corporation shall have a principal office, and may also have other offices, at such other places both in and out of the State of Vermont as the Board of Directors may from time to time determine.

Section 6.     Registered Agent.  The initial registered agent of the Corporation shall be as set forth in the Articles of Incorporation.  The registered agent of the Corporation may be changed as the Board of Directors may from time to time determine.

ARTICLE II
MEETINGS OF SHAREHOLDERS

Section 1.     Place and Time of Meetings.  Meetings of the shareholders for the election of directors or for any other purpose shall be held at such place either in or out of the State of Vermont, and on such date and at such hour, as shall be designated from time to time by the Board of Directors.

Section 2.     Annual Meetings.  The Corporation shall hold an Annual Meetings of Shareholders every year for the election of directors and for the transaction of such other business as shall properly be brought before the meeting.

Section 3.     Nature of Business at Annual Meetings.  No business may be transacted at an Annual Meeting of Shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the Annual Meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 3 and on the record date for the determination of shareholders entitled to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 3.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal office of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; provided, however, that in the event the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the later of (i) the ninetieth (90th) day preceding the date of the Annual Meeting and (ii) the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs.

To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

No business shall be conducted at the Annual Meeting of Shareholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 3; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 3 shall be deemed to preclude discussion by any shareholder of any such business.  If the Chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the Annual Meeting and such business shall not be transacted.

Section 4.     Special Meetings.  Unless otherwise required by law, Special Meetings of Shareholders, for any purpose or purposes, may be called by designated officers of the Corporation as set forth in the Articles of Incorporation, and shall be called at the written request of the Board of Directors, or upon the written demand of shareholders as set forth in the Articles of Incorporation.  Such written request or demand shall be delivered to the Secretary at the principal office of the Corporation, and shall state the purpose or purposes of the proposed meeting.  At a Special Meeting of Shareholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 5.     Nomination of Directors at Annual and Special Meetings. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances.  Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Shareholders, or at any Special Meeting of Shareholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 5 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 5.

In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.  To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the later of (i) the ninetieth (90th) day preceding the date of the Annual Meeting and (ii) the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs.

To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in such shareholder's notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 5.  If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 6.     Notice.  Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise required by law, the written notice of any meeting shall be given not less than ten (10) and not more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting.

Section 7.     Adjournments.  Any meeting of the shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of the place, date or hour of any such adjourned meeting if the place, date and hour thereof are announced at the meeting before adjournment.  At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 8.     Quorum.  Unless otherwise required by law or the Articles of Incorporation, the holders of shares of capital stock of the Corporation representing a majority of the total votes represented by all outstanding capital stock of the Corporation, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business.  A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.  If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 7 above, until a quorum shall be present or represented.

Section 9.     Voting.  Unless otherwise required by law, the Articles of Incorporation or these Bylaws, any question brought before any meeting of shareholders, other  than the election of directors, shall be decided by the vote of the holders of the shares of the capital stock represented and entitled to vote thereat, voting as a single class, and any proposed action on the question shall be approved if the votes cast favoring the action exceed the votes cast opposing the action.  Subject to Section 5 of Article V hereof, each shareholder represented at a meeting of shareholders shall be entitled to cast the number of votes as provided in the Articles of Incorporation.  Such votes may be cast in person or by proxy but no appointment of a proxy shall be shall be valid after eleven (11) months from its date, unless such appointment form expressly provides for a longer period.  The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of shareholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 10.     Action by Consent of Shareholders Without Meeting.  Any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation may be taken without a meeting, if the action is taken by the written consent of the requisite number of holders of capital stock as set forth in the Articles of Incorporation, and if each shareholder entitled to vote on the action is given prior notice of the action to be taken.  Each action taken without a meeting must be evidenced by one or more written consents describing the action taken, signed by the requisite number of shareholders, and delivered to the Secretary at the Corporation's principal office, by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the earliest dated consent delivered to the Corporation in the manner required by this Section 10, written consents signed by the requisite number of holders are delivered to the Corporation in the manner required by this Section 10.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who were entitled to vote on such action.

Section 11.     List of Shareholders Entitled to Vote.  The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder.  Such list shall be available for inspection by any shareholder, beginning two (2) business days after the giving of the notice of the meeting for which the list was prepared and continuing through the meeting.  The list shall be available either at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held.  A shareholder of record and entitled to vote at that meeting, and such shareholder's agent or attorney, is entitled on written demand to inspect and copy the list during regular business hours at the shareholder's expense, during the period it is available for inspection.

Section 12.     Stock Ledger.  The Secretary of the Corporation shall maintain or cause to be maintained a stock ledger in which all transfers of capital stock of the Corporation shall be recorded.  The stock ledger shall be the only evidence as to the shareholders entitled to examine the stock ledger, the list required by Section 11 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

Section 13.     Conduct of Meetings.  The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the shareholders as it shall deem appropriate.

Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following:  (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 14.     Fixing of Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or at any adjournment thereof, or for determining shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may, in advance, fix a date as the record date, which date in any case shall be not less than ten (10) nor more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, the record date for the determination of such shareholders shall be:  (a) with respect to an Annual Meeting of the Shareholders or any Special Meeting of the Shareholders called by any officer of the Corporation or upon the request of the Board of Directors, the day before the first notice of the meeting is given to shareholders; (b) with respect to a Special Meeting of the Shareholders called upon the written demand of the shareholders, the date the first shareholder signs the demand; (c) with respect to actions taken by written consent without a meeting, the date the first shareholder signs a written consent; and (d) with respect to a distribution to shareholders (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution.

ARTICLE III

DIRECTORS

Section 1.     Election of Directors.  Except as otherwise required by law or the Articles of Incorporation, directors shall be elected by a plurality of the votes cast at the Annual Meetings of Shareholders and each director so elected shall hold office until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.  Any director may resign at any time upon written notice to the Corporation.  Directors need not be shareholders.

Section 2.     Duties and Powers.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which may exercise all powers and do all such lawful acts and things as may be exercised or done by the Corporation, subject, nevertheless, to any limitations imposed by applicable law, the Articles of Incorporation and these By-Laws.

Section 3.     Meetings.  The Board of Directors may hold meetings, both regular and special, either in or out of the State of Vermont.  Regular meetings of the Board of Directors may be held without notice at such place and time as may from time to time be determined by the Board of Directors.  Special meetings of the Board of Directors may be called by the Chairman (if there be one), the Chief Executive Officer (if there be one), the President, or by any other officer of the Corporation upon the request of a majority of the directors then in office.  Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 4.     Quorum and Voting.  The quorum and voting requirements for all meetings of the Board of Directors shall be as set forth in the Articles of Incorporation.  If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the place, date and hour of the adjourned meeting, until a quorum shall be present.

Section 5.     Actions by Written Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if the action is taken by the unanimous consent of all the members of the Board of Directors or committee, as the case may be.  Each action taken by unanimous consent without a meeting must be evidenced by one or more written consents describing the action taken, signed by each director or committee member, and included in the minutes of proceedings of the Board of Directors or committee or filed with the corporate records.

Section 6.     Meetings by Any Means of Communication.  Members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by any means of communication, including an electronic, telecommunications and video or audio-conferencing conference telephone call by which all directors participating may simultaneously communication with each other during the meeting, and participation in a meeting pursuant to this Section 6 shall constitute presence in person at such meeting.

Section 7.     Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee.  In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.  Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 8.     Compensation.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid such other compensation as may be determined by the Board of Directors from time to time.

Section 9.     Director Conflicting Interest Transactions.  If one or more directors may have a conflicting interest with respect to a transaction effected or to be effected by the Corporation or by an entity controlled by the Corporation, the Board of Directors may provide for authorization of the transaction by disinterested directors or a properly constituted committee thereof, or by the shareholders, after proper disclosure by the interested director or directors, in accordance with any applicable statutory requirements and procedures.  Such authorization shall be in addition to, and not in substitution for, any other authorization of the transaction required by law, the Articles of Incorporation or these Bylaws.

ARTICLE IV
OFFICERS

Section 1.     General.  The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Secretary and a Treasurer.  The Board of Directors, in its discretion, also may elect a Chief Executive Officer, Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers.  Any number of offices may be held by the same person, unless otherwise prohibited by law or the Articles of Incorporation.  The officers of the Corporation need not be shareholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2.     Election.  The Board of Directors, at its first meeting held after each Annual Meeting of Shareholders (or action by written consent of shareholders in lieu of the Annual Meeting of Shareholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal.  Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 3.     Voting Securities Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer (if there be one), the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present.  The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.     Chairman of the Board of Directors; Chief Executive Officer.  The Chairman of the Board of Directors (if there be one) shall preside at all meetings of the shareholders and of the Board of Directors.  Except where by law the signature of the President is required, each of the Chairman of the Board of Directors (if there be one) and the Chief Executive Officer (if there be one) shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors.  During the absence or disability of the President, the Chairman of the Board of Directors or the Chief Executive Officer, as the Board of Directors shall determine, shall exercise all the powers and discharge all the duties of the President.  The Chairman of the Board of Directors and the Chief Executive Officer shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these Bylaws or by the Board of Directors.

Section 5.     President.  The President shall, subject to the control of the Board of Directors and, if there be one, the Chief Executive Officer, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.  The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President.  In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the shareholders and the Board of Directors.  The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws or by the Board of Directors.

Section 6.     Vice Presidents.  At the request of the President or in the President's absence or in the event of the President's inability or refusal to act (and if there be no Chief Executive Officer or Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.  If there be no Chairman of the Board of Directors, Chief Executive Officer or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7.     Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and shall prepare minutes of the proceedings thereat; the Secretary shall also perform like duties for committees of the Board of Directors when required.  The Secretary shall authenticate and maintain the permanent records of the Corporation required by law, and the copies of the records of the Corporation required by law to be kept at the Corporation's principal office or, if the principal office is not located in the State of Vermont, its registered office.  The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors (if there be one), the Chief Executive Officer (if there be one) or the President, under whose supervision the Secretary shall be.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors, the Chief Executive Officer (if there be one) or the President may choose another officer to cause such notice to be given.  The Secretary shall have custody of the seal of the Corporation, and the Secretary or any Assistant Secretary (if there be one) shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer's signature.

The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8.     Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Chief Executive Officer (if there be one), the President or the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Chief Executive Officer (if there be one), the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer (if there be one), the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.  If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

Section 9.     Assistant Secretaries.  Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer (if there be one), the President, any Vice President (if there be one) or the Secretary, and in the absence of the Secretary or in the event of the Secretary's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10.     Assistant Treasurers.  Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer (if there be one), the President, any Vice President (if there be one) or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under the Assistant Treasurer's control belonging to the Corporation.

Section 11.     Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors.  The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 1.     Form of Certificates.  The shares of capital stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its capital stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every share certificate shall state on its face (a) the name of the Corporation and that the Corporation is organized under the laws of the State of Vermont; (b) the name of the person to whom issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents.  Each share certificate shall also state, on its face or on its back, (x) any restrictions on transfer imposed by the Articles of Incorporation, these Bylaws or an agreement between the shareholders and the Corporation and (y) any designations, relative rights, preferences or limitations applicable to each class, the variations therein determined for each series and the authority of the Board of Directors to determine variations in future series, and the Corporation's right (if any) to make distributions that impair preferential rights; in lieu of the information required by Clause (y), the share certificate may state that the Corporation will furnish the shareholder with such information on request in writing and without charge.  Every share certificate shall be signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such shareholder in the Corporation.  The Corporation shall, within a reasonable time after the issue or transfer of shares not represented by certificates, and at least annually thereafter, provide to the holder of such shares the information required on certificates.

Section 2.     Signatures.  Any or all of the signatures on a certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.     Lost Certificates.  The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

Section 4.     Transfers.  Shares of capital stock of the Corporation shall be transferable in the manner prescribed by law, the Articles of Incorporation and these Bylaws.  Transfers of shares of capital stock shall be made on the books of the Corporation only by the registered holder thereof or by such person's attorney lawfully constituted in writing (a) upon the surrender of certificates for the same number of shares, which certificates shall be cancelled before a new certificate or certificates shall be issued or (b) upon presentation of proper transfer instructions from the registered holder for the same number of uncertificated shares.  No transfer of capital stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock transfer records of the Corporation by an entry showing from and to whom transferred.

Section 5.     Record Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 6.     Regulations.  Except to the extent that the exercise of such power shall be prohibited or circumscribed by law, the Articles of Incorporation, or these Bylaws, the Board of Directors shall have the power to make such rules and regulations concerning the issuance, registration, transfer and cancellation of stock certificates and uncertificated shares as it shall deem appropriate.

ARTICLE VI
NOTICES

Section 1.     Notices.  Whenever written notice is required by law, the Articles of Incorporation or these Bylaws to be given to any shareholder, such notice may be given by first class mail postpaid addressed to such shareholder at such shareholder's address as it appears on the current shareholder records of the Corporation, or electronically transmitted to the shareholder in the manner authorized by the shareholder, and such notice shall be effective when the same shall be deposited in the United States mail or sent electronically.

Whenever written notice is required by law, the Articles of Incorporation or these Bylaws to be given to any director or member of a committee, such notice may be given by first class mail postpaid or by a nationally recognized overnight delivery service, addressed to such director or committee member at such person's address as it appears on the records of the Corporation, or by telegraph, teletype, facsimile or other form of wire, wireless or electronic communication and such notice shall be effective at the earliest of the following:  (i) when received, (ii) five days after its deposit in the United States mail, or (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the return receipt is signed by or on behalf of the addressee.

Section 2.     Waivers of Notice.  Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any shareholder, director, or member of a committee, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, provided that it is filed with the minutes of the meeting or other records of the Corporation.  A shareholder's attendance at a meeting, in person or  by proxy, waives objection to lack of notice or defective notice of such meeting, unless the shareholder makes timely objection to holding the meeting, transacting business at the meeting, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder makes timely objection to such consideration.  A director or committee member's attendance at or participation in a meeting waives any required notice of such meeting, unless the director or committee member makes timely objection to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting.

ARTICLE VII
GENERAL PROVISIONS

Section 1.     Dividends.  Dividends upon the capital stock of the Corporation, subject to an limitations imposed by law and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 5 of Article III hereof), and may be paid in cash, in property or in shares of the Corporation's capital stock.

Section 2.     Disbursements.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.     Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4.     Corporate Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Vermont".  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 5.     Entire Board of Directors.  As used in the Articles of Incorporation and these Bylaws, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

ARTICLE VIII
INDEMNIFICATION

Section 1.     Covered Individuals and Proceedings.  The indemnification and insurance provisions set forth in this Article VIII protect an individual who is or was a director or officer of the Corporation, and an individual who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, trustee, partner or other agent of a domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (collectively, a "Covered Individual").  The indemnification and insurance provisions set forth in this Article VIII apply to any threatened, pending or completed action, suit or proceeding (collectively, a "Proceeding"), whether civil, criminal, administrative or investigative, and whether formal or informal.

Section 2.     Mandatory, Permissive and Prohibited Indemnification.  The Corporation shall indemnify a Covered Individual who is wholly successful, on the merits or otherwise, in the defense of any Proceeding to which he or she was a party because he or she is or was a director or officer of the Corporation, for the reasonable costs, including reasonable attorneys' fees, incurred by the Covered Individual in connection with such Proceeding.  Except as limited by law, the Corporation may indemnify a Covered Individual for the reasonable expenses incurred by him or her in connection with any Proceeding to which he or she is made a party because he or she was a director or officer of the Corporation, regardless of the outcome of such Proceeding, if he or she (i) conducted himself or herself in good faith, (ii) reasonably believed that his or her conduct in his or her official capacity was in the Corporation's best interests and in all other capacities was at least not opposed to the Corporation's best interests and (iii) with respect to a governmental Proceeding, had no reasonable cause to believe his or her conduct was unlawful and was finally found not to have engaged in a reckless or intentional unlawful act.  The Corporation shall not indemnify a Covered Individual in connection with a Proceeding by or in the right of the Corporation in which the Covered Individual was adjudged liable to the Corporation or in connection with any other Proceeding charging and adjudicating liability for improper personal benefit to the Covered Individual.

Section 3.     Advance Payments.  Except as limited by law, the Corporation may pay for or reimburse the reasonable expenses incurred by a Covered Individual who is a party to any Proceeding in advance of final disposition of the Proceeding, upon receipt of a written affirmation of his or her good faith belief that he or she has met the standards of conduct set forth in Clauses (i), (ii) and (iii) of Section 2 above and a written undertaking to repay such amount if it is ultimately determined that the Covered Individual did not meet such standards of conduct, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without reference to the financial ability of such person to make repayment, and those parties entitled to make such determination under Section 4 below determine that no other provision of law precludes indemnification; provided, however, that no such advance payment or reimbursement of expenses shall be made if it is determined pursuant to Section 4 below on the basis of the facts known at that time that the Covered Individual is ineligible for indemnification.

Section 4.     Determinations; Payments.  The determination of whether a Covered Individual is eligible or ineligible for indemnification under any provision of this Article shall be made in each instance by (i) a majority of the directors or a committee thereof who are not parties to the Proceeding in question, (ii) independent special legal counsel appointed by a majority of such directors or a committee thereof, or if there are none, by a majority of the directors in office, or (iii) by a vote of the shareholders who are not parties to the Proceeding in question.  Notwithstanding the foregoing, a court having jurisdiction (which need not be the court in which the Proceeding in question was brought) may grant or deny indemnification in each instance.

Section 5.     Insurance.  The Corporation may purchase and maintain insurance on behalf of any director, officer, employee or agent of the Corporation against any liability asserted against or incurred by him or her in serving in any such capacity or arising out of his or her status as such, whether or not the Corporation would have power to indemnify him or her against such liability or cost.

Section 6.     Responsibility With Respect to Employee Benefit Plan.  If the Corporation or any Covered Individual sponsors or undertakes any responsibility as a fiduciary with respect to an employee benefit plan, then for purposes of this Article (i) a "Covered Individual" shall be deemed to include any director or officer of the Corporation who serves at its request in any capacity with respect to said plan, (ii) such director or officer shall not be deemed to have failed to act in good faith in the reasonable belief that his or her action was in the best interests of the Corporation if he or she acted in good faith in the reasonable belief that his or her action was in the best interests of the participants or beneficiaries of said plan, and (iii) the reasonable expenses covered by the indemnifications set forth in this Article shall include any taxes or penalties imposed on such director or officer with respect to said plan under applicable law.

Section 7.     Heirs and Personal Representatives.  The indemnifications provided by this Article VIII shall inure to the benefit of the estate and personal representatives of a Covered Individual.

Section 8.     Non-Exclusivity.  The provisions of this Article shall not be construed to limit the power of the Corporation to indemnify its directors, officers, employees and agents to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law.  The Corporation shall have power to indemnify any of its employees or agents who are not directors or officers on any terms not prohibited by law which it deems to be appropriate.  The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

Section 9.     Authorization of Corporate Officers.  The proper officers of the Corporation are, and each of them acting without the other is, authorized to take any action, for and in the name of the Corporation, which he or she deems necessary or appropriate (as conclusively presumed from the taking of such action) to carry out and effect the foregoing sections of this Article VIII.

Section 10.     Savings Clause.  If Sections 1 through 9 of this Article VIII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer and may indemnify any other person entitled to indemnification as to reasonable costs, charges and expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of these Bylaws that shall not have been invalidated and to the full extent permitted by applicable law.  To the full extent permitted by law, the Corporation may enter into and perform agreements with persons, including, without limitation, present and former officers, directors, employees and agents of the Corporation and of companies acquired by or merged with the Corporation, obligating the Corporation, among other things, to provide indemnification and advancement of costs, charges and expenses to such persons in addition to any indemnification or advancement which may be available to such person under Sections 2 and 3 of this Article VIII.

Section 11.     Adoption and Amendment of Bylaws; Repeal.  The Board of Directors may from time to time adopt bylaws with respect to indemnification and may amend such bylaws to provide at all times the fullest indemnification permitted by law.  Any repeal or modification of the foregoing provisions of this Article VIII by the shareholders shall not adversely affect any right or protection hereunder of any director, officer, employee or agent of the Corporation in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

AMENDMENTS

Section 1.     Amendments.  These Bylaws may be amended or repealed, in whole or in part, or new Bylaws may be adopted, upon the vote of the Board of Directors or shareholders as provided in the Articles of Incorporation.

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CLASS A COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders - June 25, 2009

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designed on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all the powers undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on June 25, 2009 and any adjournments or postponements thereof (the "Meeting").  In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as a director if for any reason either Richard C. Kimball or Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting or any adjournments or postponements thereof.  This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of Richard C. Kimball and Kurt M. Swenson as directors (Proposal No. 1), and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2009 (Proposal No. 2) and FOR the reincorporation of the Company from the state of Delaware to the state of Vermont (Proposal No. 3).  Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as director if for any reason either Richard C. Kimball and Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting.  The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2008 Annual Report.

■	(continued - to be dated and signed on reverse side)	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK

JUNE 25, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible

-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States of 1-718-921-8500 from foreign countries and follow the instructions.  Have your proxy card available when you call

-OR-

INTERNET - Access www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

-OR-

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

            You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet    i

■  20330000000000000000  9                                                                                                                 062509

The Board of Directors Recommends a vote FOR the election of Richard Kimball and Kurt M. Swenson as directors (Proposal No. 1), FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2009 (Proposal No. 2), and to reincorporate the Company from the state of Delaware to the State of Vermont (Proposal No. 3).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.        Election of Directors duly nominated.

❑ FOR ALL NOMINEES                      NOMINEES:

                                             m Richard C. Kimball

❑ WITHHOLD AUTHORITY           m Kurt M. Swenson

     FOR ALL NOMINEES

❑ FOR ALL EXCEPT

      (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

2.     Proposal to ratify the appointment of Grant Thornton LLP as Company's independent registered public accounting firm for fiscal 2009.

3.     Proposal to reincorporate the Company from the state of Delaware to the state of Vermont by merging the Company into its wholly owned Vermont subsidiary of the same name

	FOR ❑ FOR ❑	AGAINST ❑ AGAINST ❑	ABSTAIN ❑ ABSTAIN ❑

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered names(s) on the account may not be submitted via this method.

❑

Signature of Stockholder	Date:	Signature of Stockholder	Date:
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Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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CLASS B COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders - June 25, 2009

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designed on the reverse side, all shares of Class B Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all the powers undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on June 25, 2009 and any adjournments or postponements thereof (the "Meeting").  In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as a director if for any reason either Richard C. Kimball or Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting or any adjournments or postponements thereof.  This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of Richard C. Kimball and Kurt M. Swenson as directors (Proposal No. 1), and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2009 (Proposal No. 2) and FOR the reincorporation of the Company from the state of Delaware to the state of Vermont (Proposal No. 3).  Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as director if for any reason either Richard C. Kimball and Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting.  The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2008 Annual Report.

■	(continued - to be dated and signed on reverse side)	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK

JUNE 25, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible

-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States of 1-718-921-8500 from foreign countries and follow the instructions.  Have your proxy card available when you call

-OR-

INTERNET - Access www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

-OR-

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

            You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet    i

■  20330000000000000000  9                                                                                                                 062509

The Board of Directors Recommends a vote FOR the election of Richard Kimball and Kurt M. Swenson as directors (Proposal No. 1), FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2009 (Proposal No. 2), and to reincorporate the Company from the state of Delaware to the State of Vermont (Proposal No. 3).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.        Election of Directors duly nominated.

❑ FOR ALL NOMINEES                      NOMINEES:

                                             m Richard C. Kimball

❑ WITHHOLD AUTHORITY           m Kurt M. Swenson

     FOR ALL NOMINEES

❑ FOR ALL EXCEPT

      (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

2.     Proposal to ratify the appointment of Grant Thornton LLP as Company's independent registered public accounting firm for fiscal 2009.

3.     Proposal to reincorporate the Company from the state of Delaware to the state of Vermont by merging the Company into its wholly owned Vermont subsidiary of the same name

	FOR ❑ FOR ❑	AGAINST ❑ AGAINST ❑	ABSTAIN ❑ ABSTAIN ❑

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered names(s) on the account may not be submitted via this method.

❑

Signature of Stockholder	Date:	Signature of Stockholder	Date:
■

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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